UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399

                 ----------------------------------------------

                             Henderson Global Funds

 ------------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1950
                             CHICAGO, ILLINOIS 60611
 ------------------------------------------------------------------------------
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                     Copy to:

            BRIAN C. BOOKER                             CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1950         VEDDER, PRICE, KAUFMAN & KAMMHOLZ
        CHICAGO, ILLINOIS 60611                     222 NORTH LASALLE STREET
                                                    CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end:  July 31

Date of reporting period:  July 31, 2004

ITEM 1:  REPORT TO SHAREHOLDERS


Logo: HENDERSON GLOBAL INVESTORS

HENDERSON GLOBAL FUNDS

[Photo of tower clock, maps and oriental temple]

EUROPEAN FOCUS FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
INCOME ADVANTAGE FUND
U.S. CORE GROWTH FUND

                                                                   ANNUAL REPORT
                                                                   JULY 31, 2004

TABLE OF CONTENTS

LETTER TO SHAREHOLDERS ....................................................    1

EUROPEAN FOCUS FUND
Commentary ................................................................    2
Performance Summary .......................................................    3

GLOBAL TECHNOLOGY FUND
Commentary ................................................................    4
Performance Summary .......................................................    5

INTERNATIONAL OPPORTUNITIES FUND
Commentary ................................................................    6
Performance Summary .......................................................    7

INCOME ADVANTAGE FUND
Commentary ................................................................    8
Performance Summary .......................................................    9

U.S. CORE GROWTH FUND
Commentary ................................................................   10
Performance Summary .......................................................   11

PORTFOLIOS OF INVESTMENTS .................................................   12

STATEMENT OF ASSETS AND LIABILITIES .......................................   22

STATEMENT OF OPERATIONS ...................................................   24

STATEMENTS OF CHANGES IN NET ASSETS .......................................   25

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY ............................   30

FINANCIAL HIGHLIGHTS ......................................................   36

NOTES TO FINANCIAL STATEMENTS .............................................   40

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM ...................   45

UNAUDITED INFORMATION .....................................................   46

TRUSTEES AND OFFICERS .....................................................   48

HENDERSON GLOBAL FUNDS
                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,


We are pleased to provide the annual report for the Henderson Global Funds, which covers the year ended July 31, 2004.

Over the last year, global economies have continued to strengthen despite volatile markets both here and abroad. Investors have been torn between positive economic and corporate news on one hand and concerns over oil prices, possible increases in U.S. interest rates and rising geopolitical concerns on the other. In Europe, recent economic data showed that the economic recovery is still on track, and we believe economic growth should remain respectable and the earnings recovery should continue, albeit at a slower pace than the first six months of the year. In Japan, economic data has been broadly positive and consistent with the recovery we would like to see in domestic consumption and capital expenditure. Asian equity markets have been turbulent as risk aversion has increased markedly, largely over concerns over the Chinese government's actions to slow their economy. However, if worries about the U.S. economic recovery, China and oil prices fade, we believe the Japanese and Asian markets look to be the best global investment prospects.

Looking forward, we believe that economic activity will remain strong in the second half of 2004. The recovery in companies' revenue growth, coupled with continued cost restraint from companies, should cause 2004 to be another good year for earnings growth, although economic momentum could falter going into 2005. However, if the economic recovery remains on track and inflation does not become a problem, we think that prospective equity market returns look favorable over the next twelve months. We also believe that our continued emphasis on strong stock selection will help us weather unfavorable economic news.

On April 30, 2004, we launched the Henderson U.S. Core Growth Fund, a U.S. equity fund subadvised by Gardner Lewis Asset Management, a well-respected U.S. based institutional investment management firm. The Fund is managed by Whitfield Gardner and John Lewis, an experienced portfolio management team with over 38 years of combined investment management expertise. We are very pleased to add this Fund to our growing family and to continue our commitment to offering our shareholders the best of global asset management.

Amidst the turbulence that has recently shaken the mutual fund industry, we continue our commitment to protecting our shareholders' best interests. Recently, we took several new initiatives in an effort to deter market timing, including engaging a third party service provider to assist us in the fair value pricing of foreign securities. We will continue to adopt such measures we think are necessary to protect our shareholders.

Thank you for investing in the Henderson Global Funds. We appreciate your choice to include Henderson in your portfolio and we look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

EUROPEAN FOCUS FUND

During the latter part of 2003, European markets performed well as confidence continued to grow in a global recovery and European stocks ended 2003 on a high note. The Fund had a strong start to 2004 as European equity markets continued in the optimistic mood they ended 2003. Despite suffering in April over worries of a slowdown in the Chinese economy and fears of higher interest rates in the US, European equity markets continued to make progress and the Fund has continued to perform well throughout the first half of the year, albeit with a slowdown in July. Over the period, the Fund outperformed its benchmark, as shown on the following page.

There have been no fundamental changes to the Fund as we maintained a balanced stance with a focus on small / medium sized companies. We have taken profits from some of the best performing holdings across a range of sectors and trimmed selected stocks which have done well but where we have less confidence in the outlook. The Fund continued to benefit from taking an opportunistic approach to stock picking and during the second quarter we slightly increased our exposure to some of our larger holdings, primarily UK stocks that offered stable earnings growth and good visibility.

At the start of the year, sector trends were mixed with technology significantly underperforming as investors rotated out of higher beta (measure of volatility) sectors. Unusually, given a rising market, there were pockets of strength in defensive areas, with pharmaceuticals being one of the strongest performers. Towards the latter part of the reporting period, markets were relatively quiet and trading volumes petered out towards the end of the second quarter ahead of the Federal Open Market Committee meeting in the US and the handover of power in Iraq. This reflected investors' ongoing uncertainty about the economic and political picture, and defensive sectors, where earnings are less impacted by swings in the economic cycle, continued to outperform.

The European Central Bank has maintained its neutral stance on interest rates, which have been held at 2% for the last twelve months. With growth still fragile and the rising oil price temporarily boosting inflation, we expect rates to stay on hold for some time.

An interesting development saw ten new countries joining the European Union on May 1st. They added approximately 20% to the EU's current population - the equivalent of the population of West Germany - and added roughly 5% to the EU's Gross Domestic Product - the equivalent of the Dutch economy. They bring with them cheap, well-educated labor as well as significantly lower corporate tax regimes and a different political tradition than that of existing EU member states. Thus the EU enlargement presents a number of challenges and opportunities.

Investor sentiment remains fragile; however, on the positive side economic growth should remain respectable and the earnings recovery should continue, albeit at a slower pace than the first half of the year. While the short-term market background is not unequivocally positive, we still have had no difficulty finding what we believe are good quality companies which are trading at attractive valuations. The focused nature of the Fund should provide plenty of attractive stock opportunities and we will be looking to take advantage of good valuations.

--------------------------------------------
  EUROPEAN FOCUS FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  REGAL PETROLEUM                   5.1%
  PUNCH TAVERNS                     3.2
  PFLEIDERER                        3.1
  HALFORDS                          2.6
  NDS                               2.5
  ACS ACTIVIDADES
      DE CONSTRUCCION
      Y SERVICIOS                   2.5
  SANOFI-SYNTHELABO                 2.5
  TESCO                             2.4
  ILLIAD                            2.4
  EVOLUTION                         2.2
--------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

EUROPEAN FOCUS FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United Kingdom          46.1%
Germany                 12.7
France                  10.0
Austria                  5.8
Sweden                   5.3
Netherlands              4.8
Other                   15.3

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Industrials             20.9%
Consumer Discretionary  17.7
Financials              17.5
Telecomm Services        9.6
Consumer Staples         9.6
Health Care              8.9
Other                   15.8

LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
           EUROPEAN FOCUS FUND CLASS A  EUROPEAN FOCUS FUND CLASS A  MSCI EUROPE
          W/OUT SALES CHARGE - $22,062               W/SALES CHARGE        INDEX
8/31/01                          10000                         9425        10000
9/30/01                           9910                         9340         9002
10/31/01                         10960                        10330         9288
11/30/01                         12120                        11423         9661
12/31/01                         12250                        11546         9908
1/31/02                          12110                        11414         9391
2/28/02                          12450                        11734         9390
3/31/02                          12980                        12234         9902
4/30/02                          13080                        12328         9834
5/31/02                          13280                        12516         9816
6/30/02                          12850                        12111         9479
7/31/02                          11610                        10942         8426
8/31/02                          11890                        11206         8426
9/30/02                          10610                        10000         7318
10/31/02                         11580                        10914         8026
11/30/02                         12520                        11800         8420
12/31/02                         12524                        11804         8115
1/31/03                          12353                        11643         7732
2/28/03                          11891                        11207         7480
3/31/03                          11700                        11027         7372
4/30/03                          13469                        12694         8379
5/31/03                          14665                        13822         8932
6/30/03                          15007                        14144         9024
7/31/03                          15549                        14655         9209
8/31/03                          16142                        15214         9193
9/30/03                          16786                        15820         9381
10/31/03                         17821                        16796        10009
11/30/03                         18650                        17577        10436
12/31/03                         20277                        19111        11292
1/31/04                          21819                        20565        11426
2/29/04                          23267                        21929        11762
3/31/04                          22696                        21391        11398
4/30/04                          22686                        21381        11317
5/31/04                          22485                        21192        11495
6/30/04                          23299                        21960        11676
7/31/04                         $22062                       $20797       $11356


TOTAL RETURNS AS OF JULY 31, 2004
                                                                                                               SINCE
                                              NASDAQ                                                         INCEPTION
AT NAV                                        SYMBOL           CLASS          ONE YEAR       TWO YEARS*      (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                  HFEAX           Class A          41.89%           37.85%           31.15%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                  HFEBX           Class B          40.92            36.81            30.20
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                  HFECX           Class C          40.92            36.87            30.20
------------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                                  Class A          33.76%           33.82%           28.52%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                                  Class B          36.92            35.34            29.58
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                                  Class C          40.92            36.87            30.20
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                                               23.32%           16.10%            4.46%
------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI Europe Index is a market capitalization weighted index of approximately 500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of July 31, 2004, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL TECHNOLOGY FUND

The period under review fell into two distinct phases. Technology markets performed well until mid-January 2004, but weakened for the rest of the period. Strong consumer demand propelled stocks higher during the first period, but corporate spending did not contribute much. Sectors oriented towards business spending under-performed sectors which benefited from consumer exposure. Geographically, non-Japan Asia was strongest due to its consumer focus.

From January onwards there was a reversal, ending with a particularly weak month in July. The running sore of the Iraq occupation soured consumer optimism, and US interest rates rose in anticipation of imminent Federal Reserve Board tightening. The Chinese government's determination to reign in its unhealthy runaway growth also dampened the market's enthusiasm. Investors were inclined to take profits and, after some strong fourth quarter results, the easy comparisons were deemed to be over for Semiconductor and Contract Manufacturing stocks, which fell hardest during the period. Internet stocks continued to outperform until the last month, when some disappointing earnings figures took the shine off the sector. Communications Equipment led at first but lost ground later as growth faltered. Among the different geographies, Japan did best as its economy is strengthening, but the rest of Asia reversed itself, and was the weakest during this period.

During the first part of 2004 we continued to be overweight Japan, Wireless Infrastructure Equipment and the Internet, with a bias towards the more attractively valued international companies. The Fund's overweight position in Wireless Infrastructure was greatly reduced towards the end of the period. We further reduced the Fund's exposure to consumer-related technology, in favor of stocks with stronger ties to enterprise spending. The semiconductor weighting was further reduced, as we share the market's concern over rising inventories and slowing growth. We later reduced our exposure to the Internet sector and now look neutral versus the competition. Although weak results from some smaller players prompted a bout of profit-taking, we still like the sector and from a bottom-up perspective many of our favorite names are still Internet companies. We are maintaining a modest overweight in Asia as we believe that this region will continue to derive significant benefits from the global economic recovery.

We remain underweight in the IT Services sector. Growing competition from low-cost offshore centers, particularly in India, is reducing returns for European and American companies, even when they set up their own offshore operations. The more lucrative consulting business may now be starting to pick up, but only a few companies should benefit.

The second quarter earnings results were mostly in line with expectations. What disappointed the market more than anything was the cautious nature of the forward guidance and the increase in inventories. The global economy is still fairly early in its growth phase, businesses generally are cash rich and have mounting cash flows; and technology spending still tends to grow faster than the Gross Domestic Product. However, analysts' expectations for the rest of 2004, and for 2005, need to be reset. Markets are likely to remain very volatile during this period. Technology stocks have already corrected, so valuations - even assuming some sharp estimate cuts - now mostly vary from fair to cheap. Specific to the Semiconductor sector, an imminent reversal would make this cycle one of the shortest on record - an unlikely scenario. There are some risk factors, the most obvious being the rising trend in US interest rates, which some analysts think has been delayed so long as to be counter-productive at this stage. Moreover, the dependence on America's over-stretched consumers is quite high, at a time when the US is running large budget and trade deficits.

--------------------------------------------
  GLOBAL TECHNOLOGY FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  MICROSOFT                         4.6%
  CISCO SYSTEMS                     4.4
  EMC                               3.3
  ADVA AG OPTICAL
      NETWORKING                    3.3
  XEROX                             3.3
  COGNOS                            3.2
  ALTERA                            3.2
  DELL                              3.2
  SYNOPSYS                          3.1
  DIGITAL RIVER                     3.1
--------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

GLOBAL TECHNOLOGY FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
United States                       69.7%
Germany                              6.4
Japan                                5.2
Canada                               4.9
Korea                                3.1
United Kingdom                       3.0
Other                                7.7

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
Application Software                18.9%
Systems Software                    12.9
Communications Equipment            11.5
Semiconductors                       9.4
Computer Hardware                    8.7
Internet Software & Services         8.1
Other                               30.5


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
                    GLOBAL             GLOBAL
           TECHNOLOGY FUND    TECHNOLOGY FUND
             CLASS A W/OUT         CLASS A W/       MSCI WORLD IT        S&P 500
              SALES CHARGE       SALES CHARGE               INDEX          INDEX
8/31/01              10000               9425               10000          10000
9/30/01               7850               7399                8282           9192
10/31/01              8980               8464                9609           9368
11/30/01             10690              10075               11176          10086
12/31/01             11040              10405               10955          10175
1/31/02              10910              10283               10850          10026
2/28/02               9660               9105                9659           9833
3/31/02              10480               9877               10274          10202
4/30/02               9480               8935                9046           9584
5/31/02               8940               8426                8686           9513
6/30/02               8140               7672                7664           8836
7/31/02               7360               6937                6912           8148
8/31/02               6930               6532                6828           8201
9/30/02               5920               5580                5632           7309
10/31/02              6900               6503                6756           7952
11/30/02              7890               7436                7863           8421
12/31/02              6918               6520                6729           7926
1/31/03               6989               6587                6633           7718
2/28/03               6969               6568                6723           7602
3/31/03               6878               6482                6609           7676
4/30/03               7464               7035                7257           8308
5/31/03               8395               7912                7883           8746
6/30/03               8810               8303                7923           8858
7/31/03               9669               9113                8394           9014
8/31/03              10266               9676                8950           9190
9/30/03              10104               9523                8901           9093
10/31/03             10873              10248                9692           9607
11/30/03             11055              10419                9770           9692
12/31/03             11237              10591                9992          10200
1/31/04              11894              11211               10509          10387
2/29/04              12077              11382               10263          10532
3/31/04              11925              11239               10084          10373
4/30/04              11278              10629                9478          10210
5/31/04              11632              10958                9778          10350
6/30/04              12036              11346               10080          10551
7/31/04             $10661             $10048               $9200         $10202

TOTAL RETURNS AS OF JULY 31, 2004
                                                                                                                SINCE
                                              NASDAQ                                                          INCEPTION
AT NAV                                        SYMBOL            CLASS         ONE YEAR        TWO YEARS*      (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGAX           Class A          10.25%           20.35%            2.22%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGBX           Class B           9.28            19.69             1.60
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund               HFGCX           Class C           9.42            19.58             1.53
------------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                               Class A           3.94%           16.83%            0.16%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                               Class B           5.28            18.01             0.59
------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                               Class C           9.42            19.58             1.53
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI World IT Index                                                              9.62%           15.37%           -2.82%
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                   13.17            11.90             0.69
------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI World Info Tech Index currently consists of 23 developed market countries, and aims to capture 60% of the total market capitalization of each country by various technology-related industries. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA, LIMITED INDUSTRY SECTORS OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund managers as of July 31, 2004, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

INTERNATIONAL OPPORTUNITIES FUND

After finishing 2003 with a strong rally, global equity markets got off to a good start in 2004, although the second quarter of the year has proven to be volatile. Investors have been torn between positive economic and corporate news on one front and concerns over interest rate rises in the US, a `managed' slow down in China, rising oil prices and increased geopolitical concerns on the other - leading to a period of uncertainty. Despite all of this, the Fund outperformed its benchmark for the year ended July 31, 2004, as shown on the following page.

During the latter part of 2003, European markets performed well as confidence continued to grow in a global recovery. Recently, however, although corporate newsflow has been good, markets have followed similar trends to the US and fallen amid growing worries over the sustainability of the general rebound in the global economy. The European Central Bank has maintained its neutral stance on interest rates, which have been held at 2% for the last twelve months.

The start of the year proved to be relatively lackluster for the UK equity market as investors' focus moved from the strengthening economic backdrop to the likelihood of interest rate increases. The Monetary Policy Committee raised interest rates by 25 basis points to 4% in February in an attempt to calm the consumer and housing market. Subsequently, there were further rate rises in May and June, a total of four since November 2003. The UK equity market did find a firmer footing during the second quarter, but fell sharply at the end of July as investors became unnerved by several weaker-than-expected US economic releases and further UK rate rises.

During January, the Bank of Japan got permission to increase substantially the amount spent on currency intervention and continued to spend heavily to slow the ascent of the yen. This had the effect of easing monetary policy. We significantly increased the Japanese weighting of the portfolio in February and expected Japan's performance to improve as leading indicators suggested that industrial activity and growth in corporate profits would remain strong. The economic backdrop has been good and economic data has been broadly positive and consistent with the recovery in domestic consumption and capital expenditure we seek, although this is tempered by short-term uncertainties. Prime Minister Koizumi's popularity continues to wane and he seems to be losing his tight grip on the electorate.

It has been a difficult year for Asia, with a huge divergence in performance between the individual equity markets. Hong Kong and Singapore have been relatively strong and Thailand and Taiwan consistently weak. There was a panic reaction as worries about the spread of the bird flu virus grew. In addition, Asian equity markets have been turbulent as risk aversion increased markedly, mostly on concerns about whether or not the Chinese authorities would be able to successfully engineer a soft landing. Drastic action to slow the economy could precipitate a painful slowdown in the second half of the year. However, if the markets' nerves are calmed, we expect Asian equity markets to move higher as investors focus on the region's strong domestic fundamentals.

The global technology sector suffered as investors booked profits in economically sensitive sectors and began to rotate into more predictable growth/ defensive companies. While most numbers from the technology market's first-quarter reporting season were in-line with, or better than, expectations, investors appeared to discount the positive news and focused on the less positive medium-term outlook. This sentiment, combined with broader market trends, made the technology sector even more volatile than the markets in general. We expect macroeconomic and geopolitical concerns will also weigh on market sentiment in the short term. We are optimistic that corporate spending will pick up in the second half of 2004 and have positioned the Fund accordingly.

On the positive side, economic growth should remain respectable and the earnings recovery should continue, albeit at a slower pace than the first half of the year. However, financial markets remain concerned about the pace of rising interest rates, a Chinese slowdown and continued turbulence in the Middle East. On balance we expect markets to continue to be trapped in a trading range for some time. However, the focused nature of the Fund should provide plenty of attractive stock opportunities and we will be looking to take advantage of good stock valuations provided by the weak markets.



----------------------------------------------
  INTERNATIONAL OPPORTUNITIES FUND
  TOP 10 EQUITY HOLDINGS

                              AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
----------------------------------------------
  SWIRE PACIFIC                     3.1%
  RENAULT                           2.8
  TESCO                             2.8
  SHINHAN FINANCIAL                 2.7
  BANGKOK BANK                      2.7
  HALFORDS                          2.6
  CREDIT SUISSE                     2.6
  REGAL PETROLEUM                   2.6
  TOYOTA MOTOR                      2.6
  SANOFI-SYNTHELABO                 2.5
----------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

INTERNATIONAL OPPORTUNITIES FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF TOTAL EQUITY INVESTMENTS)
Japan                    23.1%
United Kingdom           22.8
Switzerland              10.7
France                   10.6
United States             6.3
Korea                     5.8
Other                    20.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Industrials              21.7%
Consumer Discretionary   19.3
Financials               18.1
Information Technology   15.4
Health Care               8.3
Consumer Staples          5.5
Other                    11.7

LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
             INT'L OPPORTUNITIES       INT'L OPPORTUNITIES
                    FUND CLASS A              FUND CLASS A             MSCI EAFE
              W/OUT SALES CHARGE            W/SALES CHARGE                 INDEX
8/31/01                    10000                      9425                 10000
9/30/01                     9080                      8558                  8989
10/31/01                    9930                      9359                  9219
11/30/01                   11430                     10773                  9560
12/31/01                   11640                     10971                  9617
1/31/02                    11610                     10942                  9106
2/28/02                    11290                     10641                  9171
3/31/02                    11840                     11159                  9716
4/30/02                    11950                     11263                  9741
5/31/02                    11940                     11253                  9874
6/30/02                    11540                     10876                  9484
7/31/02                    10510                      9906                  8549
8/31/02                    10410                      9811                  8531
9/30/02                     9280                      8746                  7617
10/31/02                   10060                      9482                  8027
11/30/02                   10710                     10094                  8393
12/31/02                   10328                      9735                  8111
1/31/03                    10167                      9583                  7773
2/28/03                     9553                      9004                  7595
3/31/03                     9453                      8909                  7451
4/30/03                    10500                      9896                  8191
5/31/03                    11164                     10522                  8694
6/30/03                    11647                     10977                  8909
7/31/03                    12070                     11376                  9126
8/31/03                    12906                     12163                  9348
9/30/03                    13127                     12372                  9638
10/31/03                   13973                     13169                 10239
11/30/03                   13973                     13169                 10469
12/31/03                   14890                     14034                 11287
1/31/04                    15501                     14610                 11448
2/29/04                    15878                     14965                 11714
3/31/04                    16378                     15436                 11785
4/30/04                    15889                     14975                 11528
5/31/04                    15613                     14712                 11564
6/30/04                    15950                     15029                 11836
7/31/04                   $15226                    $14353                $11455


TOTAL RETURNS AS OF JULY 31, 2004
                                                                                                                SINCE
                                              NASDAQ                                                          INCEPTION
AT NAV                                        SYMBOL            CLASS         ONE YEAR        TWO YEARS*      (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOAX           Class A          26.15%           20.37%           15.50%
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOBX           Class B          25.29            19.57            14.71
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund             HFOCX           Class C          25.12            19.49            14.66
------------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                             Class A          18.91%           16.86%           13.18%
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                             Class B          21.29            17.88            13.92
------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                             Class C          25.12            19.49            14.66
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                                 25.50%           15.75%            4.77%
------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN SECURITIES OF FOREIGN COUNTRIES, SUCH AS ERRATIC MARKET CONDITIONS, ECONOMIC AND POLITICAL INSTABILITY, AND FLUCTUATIONS IN CURRENCY AND EXCHANGE RATES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of July 31, 2004, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

INCOME ADVANTAGE FUND

The fiscal year ended July 31, 2004 was an interesting and somewhat volatile period for the high yield market overall. However, the Income Advantage Fund managed to weather the ups and downs quite well, outperforming its benchmark and peer group from its inception on September 30, 2003 through the end of the period as shown on the following page.

The end of 2003 saw record inflows and strong performance for the high yield category overall, with continued low interest rates and a persistent economic recovery. Meanwhile, excess capacity, increased productivity and strong global competition contained inflationary pressures. Within the Fund, we continued our focus on lower-rated credits within the telecom sector, along with health care securities and chemicals. Within the Emerging Markets portion of the Fund, our emphasis was on higher beta (measure of volatility) credits in Venezuela, Brazil, Ecuador and Turkey.

We continued to watch interest rates in early 2004 for any possible negative impact, while on the positive side the default rate continued to drop and the ratio of upgrades to downgrades improved to the best level in almost three years. We lowered our exposure to `CCC'-rated securities to roughly half the weighting we held at the end of 2003 in order to re-align our risk profile. As a result, we increased our allocation to `B'-rated bonds and held an underweight position in `BB'-rated bonds.

Towards the end of the period, global high yield bonds and emerging-market debt rebounded somewhat from earlier weak performance. Investors were encouraged by the improving global economic outlook and Alan Greenspan's intended "measured approach" to raising interest rates. However, continuing outflows and limited trading volumes revealed investors' persistent caution. We remain biased against `BB'-rated bonds, which are the most sensitive to interest rate increases, and continue to focus on `B'-rated credits, which offer better value. Our weighting in `CCC'-rated credit has fallen slightly but due to the strong economic backdrop, we continue to look for attractive, bond-specific opportunities in this sector.

Positive themes in the high yield market throughout the period have been declining default rates, improving upgrade to downgrade ratios and falling credit risk. While there is still interest rate risk in the market, we believe that as long as the U.S. economy continues to grow at a healthy pace, the high yield market's short duration should mean it continues to perform well relative to other fixed-income asset classes. Our outlook remains cautiously optimistic, as we believe that the high yield category should continue to be one of the brighter spots within the fixed income universe.


---------------------------------------------
  INCOME ADVANTAGE FUND
  TOP 10 LONG TERM HOLDINGS

                              AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
---------------------------------------------
  PANAMSAT                          3.7%
  CHARTER COMMUNICATIONS            2.7
  NCL                               2.1
  TELENET                           1.7
  PREMCOR REFINING                  1.7
  PREMIER ENTERTAINMENT
      BILOXI                        1.7
  LYONDELL CHEMICALS                1.7
  IASIS HEALTHCARE                  1.6
  HORIZON LINES                     1.6
  ELIZABETH ARDEN                   1.6
---------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

INCOME ADVANTAGE FUND

PIE CHARTS:
PORTFOLIO COMPOSITION BY CREDIT QUALITY
(AS A % OF TOTAL LONG-TERM INVESTMENTS)
B                      73.6%
BB                     13.4
CCC                    11.4
N/R                     1.6

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL LONG-TERM INVESTMENTS)

Media/Telecom          28.5%
Gaming/Leisure         12.3
Energy                 10.7
Healthcare              6.2
Consumer Products       5.1
Transportation          4.9
Other                  32.3


LINE CHART:
INVESTMENT COMPARISON
Value of $10,000
                       INCOME ADVANTAGE     INCOME ADVANTAGE
                           FUND CLASS A         FUND CLASS A     CSFB HIGH YIELD
                     W/OUT SALES CHARGE       W/SALES CHARGE               INDEX
9/30/03                           10000                 9525               10000
10/31/03                          10220                 9735               10204
11/30/03                          10570                10068               10344
12/31/03                          11023                10499               10583
1/31/04                           11164                10634               10788
2/29/04                           11154                10624               10793
3/31/04                           11236                10702               10866
4/30/04                           11143                10614               10851
5/31/04                           10957                10435               10679
6/30/04                           11072                10544               10845
7/31/04                          $11281               $10743              $10983

TOTAL RETURNS AS OF JULY 31, 2004
                                                      NASDAQ                                SINCE INCEPTION
AT NAV                                                SYMBOL              CLASS               (9/30/03)*
------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                        HFAAX             Class A                    12.81%
------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                        HFABX             Class B                    12.08
------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                        HFACX             Class C                    12.18
------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                                          Class A                     7.43%
------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                                          Class B                     7.08
------------------------------------------------------------------------------------------------------------
Henderson Income Advantage Fund                                          Class C                    11.18
------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------
CSFB High Yield Index                                                                                9.83%
------------------------------------------------------------------------------------------------------------

* Not annualized.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Market volatility can significantly impact short-term performance. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index. The CSFB High Yield Index is designed to mirror the investable universe of the US dollar-denominated high yield debt market. Issues must be below investment grade straight corporate debt, including cash-pay, zero-coupon, stepped-rate and pay-in-kind bonds. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

THERE ARE RISKS OF INVESTING IN A FUND OF THIS TYPE THAT INVESTS IN HIGH YIELD SECURITIES. HIGH YIELD, LOWER RATED BONDS INVOLVE A GREATER DEGREE OF RISK THAN INVESTMENT GRADE BONDS IN RETURN FOR HIGHER YIELD POTENTIAL. AS SUCH, SECURITIES RATED BELOW INVESTMENT GRADE GENERALLY ENTAIL GREATER CREDIT, MARKET, ISSUER AND LIQUIDITY RISK THAN INVESTMENT GRADE SECURITIES. IN ADDITION, THE FUND MAY INVEST IN A LIMITED GEOGRAPHIC AREA OR IN A SMALL NUMBER OF ISSUERS. AS SUCH, INVESTING IN THE FUND MAY INVOLVE GREATER RISK AND VOLATILITY THAN INVESTING IN A MORE DIVERSIFIED FUND. The views in this report were those of the Fund manager as of July 31, 2004, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY

U.S. CORE GROWTH FUND

Inception of the U.S. Core Growth Fund was April 30, 2004, making the fiscal year a period of only three months. We will therefore comment on overall markets for the entire fiscal period and on the Fund's activity since its inception.

The US equity market began to rally in March of 2003 just prior to the invasion of Iraq on March 19th, and posted steady gains from that point throughout most of the balance of the year.

US stocks have been mixed in calendar 2004, with losses in April and July offsetting profits in the other months. Through the end of July, the S&P 500 posted a year-to-date loss of less than 1%. After 2003's extraordinary gains, a period of digestion in the market seemed inevitable, though the tone had became decisively negative by the end of July. Technology and Consumer Discretionary stocks, which had been leading contributors in the latter half of 2003, have backtracked in 2004 due to investors' concerns about the vigor and sustainability of the economic recovery.

Since its inception on April 30, the Fund has been overweight to the Consumer Discretionary and Information Technology sectors, evidencing our bias toward companies with strong growth prospects. Within the Consumer sector, much of the focus has been on areas where strong secular trends are more important than near term consumer behavior. Amazon.com and Comcast are examples of holdings where company prospects depend on management's ability to execute its plans rather than the vacillations of monthly consumer data. Health Care, traditionally the third area of focus for growth investors, represents a lesser, though still significant exposure. Exposure to the Financial sector has been tempered over the past months due to increased uncertainty arising from potential changes in the interest rate environment.

During the three months since the inception of the U.S. Core Growth Fund, Technology, Health Care, and Consumer Discretionary have contributed to losses, while the Industrial and Energy sectors have been the most significant profit contributors.

Looking forward, we have thought for some time that US and global economic growth would be moderate in the coming years, and so we are surprised that investors have recently, and suddenly, become concerned about moderating growth. We have been looking forward to an economic environment where business prospects are driven more by the actions of individual companies than by changes in the macroeconomic backdrop. This, in our minds, represents an ideal opportunity for stock pickers like us who depend on bottom up company fundamentals in their decision-making.


--------------------------------------------
  U.S. CORE GROWTH FUND
  TOP 10 EQUITY HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  TYCO INTERNATIONAL                3.6%
  CORNING                           3.3
  CAPITAL ONE FINANCIAL             3.1
  ST. JUDE MEDICAL                  3.0
  HALLIBURTON                       3.0
  BOSTON SCIENTIFIC                 2.9
  JONES APPAREL                     2.8
  COMCAST                           2.7
  CISCO SYSTEMS                     2.7
  MBNA                              2.6
--------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY

U.S. CORE GROWTH FUND

PIE CHART:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF TOTAL EQUITY INVESTMENTS)
Information Technology          25.6%
Consumer Discretionary          19.0
Financials                      14.8
Health Care                     14.5
Industrials                     12.3
Energy                           9.5
Other                            4.3


TOTAL RETURNS AS OF JULY 31, 2004
                                      NASDAQ                                        SINCE INCEPTION
AT NAV                                SYMBOL                    CLASS                  (4/30/04)*
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund        HFUAX                    Class A                     -3.10%
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund        HFUBX                    Class B                     -3.30
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund        HFUCX                    Class C                     -3.30
-------------------------------------------------------------------------------------------------------------------
WITH SALES LOAD
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                 Class A                     -8.67%
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                 Class B                     -8.30
-------------------------------------------------------------------------------------------------------------------
Henderson U.S. Core Growth Fund                                 Class C                     -4.30
-------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                                               -0.08%
-------------------------------------------------------------------------------------------------------------------

* Not annualized.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV) which does not include a sales charge would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Market volatility can significantly impact short-term performance. Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

The views in this report were those of the Fund manager as of July 31, 2004, and may not reflect the views of the manager on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Fund in understanding their investments in the Fund and do not constitute investment advice.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2004

                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

COMMON STOCKS - 92.06%

                AUSTRALIA - 0.56%
    5,000,000   Centamin Egypt Ltd. * .................   $    750,400
                                                          ------------

                AUSTRIA - 5.38%
       25,000   Andritz ...............................      1,203,100
       40,000   Erste Bank der oesterreichischen
                Sparkassen AG .........................      1,551,999
      100,000   Telekom Austria AG ....................      1,550,796
       80,000   Wienerberger AG .......................      2,868,191
                                                          ------------
                                                             7,174,086
                                                          ------------

                BELGIUM - 0.85%
       22,982   Omega Pharma S.A. .....................      1,135,018
                                                          ------------

                BERMUDA - 1.09%
      375,000   Alea Group Holdings * .................      1,447,931
                                                          ------------

                CZECH REPUBLIC - 0.90%
      100,000   Cesky Telecom A.S. ....................      1,196,381
                                                          ------------

                FINLAND - 1.11%
       80,000   Elcoteq Network Corp. .................      1,476,445
                                                          ------------

                FRANCE - 9.35%
       30,000   Compagnie de Saint-Gobain .............      1,465,376
      142,000   Iliad S.A. ............................      3,186,170
       30,000   Renault S.A. ..........................      2,365,896
       50,000   Sanofi-Synthelabo S.A. ................      3,314,541
      115,000   Thomson S.A. ..........................      2,141,759
                                                          ------------
                                                            12,473,742
                                                          ------------

                GERMANY - 10.76%
       87,500   Deutsche Post AG ......................      1,754,872
       60,000   Freenet. de AG * ......................      1,118,883
       50,400   Hannover
                Rueckversicherung AG ..................      1,600,797
       75,000   Hochtief AG ...........................      1,736,074
       46,800   Hypo Real Estate
                Holding AG * ..........................      1,451,545
      160,000   MobilCom AG ...........................      2,504,373
      520,000   Pfleiderer AG * .......................      4,191,601
                                                          ------------
                                                            14,358,145
                                                          ------------

                ITALY - 2.87%
      600,000   Azimut Holding SpA * ..................      2,642,008
      150,000   Enel SpA ..............................      1,182,046
                                                          ------------
                                                             3,824,054
                                                          ------------

                LUXEMBOURG - 1.24%
       50,000   Oriflame Cosmetics
                S.A., SDR * ...........................      1,661,346
                                                          ------------

                NETHERLANDS - 4.45%
       90,000   Aalberts Industries N.V. ..............      2,826,082
      145,000   Buhrmann N.V. .........................      1,345,006
      230,000   New Skies Satellites N.V. .............      1,768,196
                                                          ------------
                                                             5,939,284
                                                          ------------

                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

                SPAIN - 3.82%
      200,000   ACS Actividades de
                Construccion y Servicios, S.A. ........   $  3,337,400
       50,000   Altadis S.A. ..........................      1,561,624
       13,821   Gamesa Corp Tecnologica, S.A. .........        194,215
                                                          ------------
                                                             5,093,239
                                                          ------------

                SWEDEN - 4.89%
       69,000   Scania AB .............................      2,297,153
      500,000   Song Networks Holding AB * ............      2,794,970
       40,000   Volvo AB ..............................      1,433,318
                                                          ------------
                                                             6,525,441
                                                          ------------

                SWITZERLAND - 1.90%
       79,000   Credit Suisse Group ...................      2,535,337
                                                          ------------

                UNITED KINGDOM - 42.89%
      155,000   British American Tobacco plc ..........      2,357,256
      250,000   Center Parcs (UK) Group plc ...........        386,570
    1,250,000   Eircom Group plc * ....................      2,150,541
      150,000   Enterprise Inns plc ...................      1,454,411
    1,100,000   Evolution Group plc ...................      2,961,578
    1,063,196   Friends Provident plc .................      2,538,525
      700,000   Halfords Group plc * ..................      3,415,911
      205,366   Icap plc ..............................        793,882
       65,000   Imperial Tobacco Group plc ............      1,414,208
    16,000,000  Inter-Alliance Group plc * ............        189,192
      250,000   Interserve plc ........................      1,277,954
      210,000   Isoft Group ...........................      1,394,379
      120,000   Kensington Group plc ..................        832,807
       48,452   Man Group plc .........................      1,152,891
      600,000   MFI Furniture Group plc ...............      1,440,768
      150,000   NDS Group plc, ADR * ..................      3,397,500
      340,000   Omega International
                Group plc * ...........................        633,974
      118,090   Persimmon plc .........................      1,255,644
    1,000,000   Photo-Me International plc * ..........      2,073,832
      438,779   Premier Foods plc * ...................      1,704,168
      490,255   Punch Taverns plc .....................      4,249,655
    1,000,000   Regal Petroleum plc * .................      6,767,241
      225,000   Rexam plc .............................      1,745,703
       70,000   Royal Bank of Scotland
                Group plc .............................      1,968,685
      330,000   Shire Pharmaceutical
                Group plc * ...........................      2,890,540
      130,000   Smith & Nephew plc ....................      1,312,517
      263,000   Taylor Woodrow plc ....................      1,191,307
      700,000   Tesco plc .............................      3,240,817
       50,000   Zentiva AS * ..........................      1,019,000
                                                          ------------
                                                            57,211,456
                                                          ------------

                TOTAL COMMON STOCKS ...................    122,802,305
                                                          ------------
                (Cost $105,472,814)


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

EUROPEAN FOCUS FUND
JULY 31, 2004 (CONTINUED)

                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

PREFERRED STOCK - 1.02%

                GERMANY - 1.02%
        2,100   Porsche AG ............................. $   1,358,378
                                                          ------------

                TOTAL PREFERRED STOCK ..................     1,358,378
                                                          ------------
                (Cost $793,699)

                TOTAL COMMON AND
                PREFERRED STOCK - 93.08% ...............   124,160,683
                                                          ------------
                (Cost $106,266,513)
     PAR
   AMOUNT
--------------

SHORT TERM INVESTMENT - 3.30%

                REPURCHASE AGREEMENT - 3.30%
$    4,399,000  State Street Bank and Trust Co.,
                0.15%, due 8/2/04, with a
                repurchase price of $4,399,055,
                collateralized by $4,020,000 par
                U.S. Treasury Bond, 6.125%,
                due 11/15/27 ...........................     4,399,000
                                                          ------------
                TOTAL SHORT TERM INVESTMENT                  4,399,000
                                                          ------------
                (Cost $4,399,000)

TOTAL INVESTMENTS - 96.38% .............................   128,559,683
                                                          ------------
                (Cost $110,665,513)

NET OTHER ASSETS AND
                LIABILITIES - 3.62% ....................     4,830,082
                                                          ------------

TOTAL NET ASSETS - 100.00% .............................  $133,389,765
                                                          ============



OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
    Building Products ........................................        6.39%
    Integrated Telecommunication Services ....................        5.77
    Pharmaceuticals ..........................................        5.41
    Oil & Gas Exploration & Production .......................        5.07
    Construction & Engineering ...............................        4.76
    Restaurants ..............................................        4.28
    Diversified Capital Markets ..............................        4.12
    Tobacco ..................................................        4.00
    Food Retail ..............................................        3.71
    Internet Software & Services .............................        3.23
    Construction & Farm Machines .............................        2.79
    Automobile Manufacturers .................................        2.79
    Diversified Bank .........................................        2.65
    General Merchandise Store ................................        2.56
    Application Software .....................................        2.55
    Other Diversified Financial Services .....................        2.12
    Industrial Conglomerates .................................        2.12
    Life & Health Insurance ..................................        1.90
    Wireless Telecommunication Services ......................        1.88
    Homebuilding .............................................        1.83
    Health Care Supplies .....................................        1.83
    Thrift and Mortgage Finance ..............................        1.71
    Consumer Electronics .....................................        1.61
    Photographic Products ....................................        1.55
    Alternative Carriers .....................................        1.32
    Metal & Glass Containers .................................        1.31
    Air Freight & Logistics ..................................        1.31
    Personal Products ........................................        1.24
    Reinsurance ..............................................        1.20
    Communications Equipment .................................        1.11
    Multi-Line Insurance .....................................        1.09
    Specialty Stores .........................................        1.08
    Health Care Services .....................................        1.05
    Office Services & Supplies................................        1.01
    Industrial Machinery......................................        0.90
    Electric Utilities .......................................        0.89
    Asset Management & Custody Bank ..........................        0.86
    Investment Banking & Broker ..............................        0.60
    Gold .....................................................        0.56
    Household Appliances .....................................        0.48
    Hotels, Resorts & Cruise .................................        0.29
    Heavy Electronic Equipment ...............................        0.15
    Repurchase Agreement .....................................        3.30
    Net Other Assets and Liabilities..........................        3.62
                                                                   --------
                                                                    100.00%
                                                                   ========

          *  non-income producing security
        ADR  American Depository Receipts
        SDR  Swedish Depository Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2004

                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

COMMON STOCKS - 96.44%

                BELGIUM - 1.80%
        2,500   Option International NV * .............     $   56,095
                                                            ----------
                CANADA - 4.75%
        2,750   Celestica, Inc. * .....................         47,162
        3,000   Cognos, Inc. * ........................        101,040
                                                            ----------
                                                               148,202
                                                            ----------

                GERMANY - 6.13%
       16,500   ADVA AG Optical
                Networking * ..........................        102,630
        1,800   Freenet. de AG * ......................         33,566
        1,382   SAP AG, ADR ...........................         55,294
                                                            ----------
                                                               191,490
                                                            ----------

                ISRAEL - 2.83%
        1,965   Amdocs Ltd. * .........................         42,641
        2,300   Check Point Software
                Technologies Ltd. * ...................         45,747
                                                            ----------
                                                                88,388
                                                            ----------

                JAPAN - 4.97%
          960   Canon, Inc., ADR ......................         47,040
        8,000   Fujitsu Acess Ltd. ....................         49,562
        3,000   Ricoh Company, Ltd. ...................         58,451
                                                            ----------
                                                               155,053
                                                            ----------

                KOREA - 3.02%
          570   NHN Corp. .............................         47,228
          263   Samsung Electronics Co.,
                Ltd., GDR .............................         47,077
                                                            ----------
                                                                94,305
                                                            ----------

                TAIWAN - 2.86%
       12,526   Taiwan Semiconductor
                Manufacturing Co.,
                Ltd., ADR .............................         89,185
                                                            ----------

                UNITED KINGDOM - 2.88%
        2,050   NDS Group plc, ADR * ..................         46,432
       20,000   Vodafone Group plc ....................         43,387
                                                            ----------
                                                                89,819
                                                            ----------

                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

                UNITED STATES - 67.20%
        3,628   Accenture Ltd. * ......................      $  89,358
        1,125   Adobe Systems, Inc. ...................         47,453
        4,800   Altera Corp. * . ......................         99,936
        1,000   Amazon.Com, Inc. * ....................         38,920
        1,795   Apple Computer, Inc. * ................         58,050
        1,480   Autodesk, Inc. ........................         59,496
        3,700   Avaya, Inc. * .........................         54,205
        6,569   Cisco Systems, Inc. * .................        137,029
        2,600   Citrix Systems, Inc. * ................         45,812
        3,130   Comverse Technology, Inc. * ...........         53,398
        2,798   Dell, Inc. * ..........................         99,245
        3,425   Digital River, Inc. * .................         96,242
          620   eBay, Inc. * ..........................         48,565
        1,064   Electronic Arts, Inc. * ...............         53,338
        9,500   EMC Corp. * ...........................        104,215
        3,115   Helix Technology Corp. ................         44,981
       11,500   HomeStore, Inc. * .....................         40,538
        1,860   Intel Corp. ...........................         45,347
          955   Intuit, Inc. * ........................         35,755
        2,330   KLA-Tencor Corp. * ....................         96,019
        1,030   Lexmark International, Inc. * .........         91,155
        1,175   Mercury Interactive Corp. * ...........         42,958
        5,035   Microsoft Corp. .......................        143,296
        9,050   Oracle Corp. * ........................         95,116
        3,500   Quest Software, Inc. * ................         42,210
        1,240   Symantec Corp. * ......................         57,982
        3,825   Synopsys, Inc. ........................         96,734
        1,400   Verizon Communications Inc. ...........         53,956
        7,350   Xerox Corp. * .........................        101,871
          800   Yahoo, Inc. * .........................         24,640
                                                            ----------
                                                             2,097,820
                                                            ----------

TOTAL INVESTMENTS - 96.44% ............................      3,010,357
                                                            ----------
                (Cost $2,880,130)

NET OTHER ASSETS
                AND LIABILITIES - 3.56% ...............        111,165
                                                            ----------

TOTAL NET ASSETS - 100.00% ............................     $3,121,522
                                                            ==========


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

GLOBAL TECHNOLOGY FUND
JULY 31, 2004 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
    Application Software .....................................       18.21%
    Systems Software .........................................       12.48
    Communications Equipment .................................       11.13
    Semiconductors ...........................................        9.02
    Computer Hardware ........................................        8.43
    Internet Software & Services .............................        7.75
    Office Electronics .......................................        6.64
    Computer Storage & Peripheral ............................        6.26
    Semiconductor Equipment ..................................        4.52
    IT Consulting & Other Services ...........................        2.86
    Internet Retail...........................................        2.80
    Integrated Telecommunication Services ....................        1.73
    Home Entertainment Software ..............................        1.71
    Electronic Manufacturing Services ........................        1.51
    Wireless Telecommunication Services ......................        1.39
    Net Other Assets and Liabilities..........................        3.56
                                                                   -------
                                                                   100.00%
                                                                   =======

          *  Non-income producing security
        ADR  American Depository Receipts
        GDR  Global Depository Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2004

                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

COMMON STOCKS - 95.44%

                BELGIUM - 1.61%
       60,000   Omega Pharma S.A. .....................   $  2,963,236
                                                          ------------

                CANADA - 0.91%
       50,000   Cognos, Inc. * ........................      1,684,000
                                                          ------------

                FINLAND - 1.69%
      310,000   Pohjola Group plc .....................      3,106,766
                                                          ------------

                FRANCE - 10.14%
       61,735   Atos Origin S.A. * ....................      3,640,139
       35,000   Compagnie de Saint-Gobain .............      1,709,605
       65,000   Renault S.A. ..........................      5,126,109
       70,000   Sanofi-Synthelabo S.A. ................      4,640,357
       35,000   Vinci S.A. ............................      3,560,274
                                                          ------------
                                                            18,676,484
                                                          ------------

                GERMANY - 2.12%
      250,000   MobilCom AG ...........................      3,913,083
                                                          ------------

                GREECE - 1.84%
      175,000   Greek Organization of Football
                Prognostics S.A. ......................      3,389,735
                                                          ------------

                HONG KONG - 3.08%
      850,000   Swire Pacific Ltd. ....................      5,666,812
                                                          ------------

                JAPAN - 22.03%
      633,000   Daiwa Securities Group, Inc. ..........      4,154,640
      253,000   Fujitsu Acess Ltd. ....................      1,567,407
      796,000   Minebea Co., Ltd. .....................      3,401,984
      590,000   Mitsui & Co., Ltd. ....................      4,423,345
      117,600   Nippon System Development
                Co., Ltd. .............................      2,159,300
          891   Nippon Telegraph and
                Telephone Corp. .......................      4,440,000
      105,500   Secom Co., Ltd. .......................      4,262,626
      220,200   Tokyo Broadcasting
                System, Inc. ..........................      3,752,544
      979,000   Toshiba Corp. .........................      3,595,161
      117,300   Toyota Motor Corp. ....................      4,718,330
        1,028   West Japan Railway Co. ................      4,116,615
                                                          ------------
                                                            40,591,952
                                                          ------------

                KOREA - 5.56%
       13,200   NHN Corp. .............................      1,093,698
      340,000   Shinhan Financial
                Group Co., Ltd. .......................      4,956,819
       18,000   Shinsegae Co., Ltd. ...................      4,194,100
                                                          ------------
                                                            10,244,617
                                                          ------------

                SPAIN - 1.83%
      201,950   ACS Actividades de
                Construccion y Servicios, S.A. ........      3,369,939
                                                          ------------



                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

                SWEDEN - 1.46%
       75,000   Volvo AB ..............................   $  2,687,472
                                                          ------------

                SWITZERLAND - 10.20%
       76,000   Adecco S.A. ...........................      3,529,356
      150,000   Credit Suisse Group ...................      4,813,932
       25,000   Nobel Biocare Holding AG ..............      3,420,374
        5,700   Serono S.A. ...........................      3,529,356
        6,500   SGS, S.A. .............................      3,501,290
                                                          ------------
                                                            18,794,308
                                                          ------------

                THAILAND - 5.20%
    2,150,000   Bangkok Bank Public Co., Ltd. * .......      4,943,127
    1,250,000   PTT Public Co. ........................      4,628,509
                                                          ------------
                                                             9,571,636
                                                          ------------

                UNITED KINGDOM - 21.78%
      300,000   British American Tobacco plc ..........      4,562,431
      633,000   Capita Group plc ......................      3,523,659
    1,000,000   Halfords Group plc * ..................      4,879,872
      100,000   NDS Group plc, ADR * ..................      2,265,000
    1,700,000   Photo-Me International plc * ..........      3,525,515
      500,000   Punch Taverns plc .....................      4,334,127
      700,000   Regal Petroleum plc * .................      4,737,069
      400,000   Rexam plc .............................      3,103,471
      145,842   Royal Bank of Scotland
                Group plc .............................      4,101,671
    1,100,000   Tesco plc .............................      5,092,713
                                                          ------------
                                                            40,125,528
                                                          ------------

                UNITED STATES - 5.99%
       70,500   Accenture Ltd. * ......................      1,736,415
       78,000   Cisco Systems, Inc. * .................      1,627,080
       53,000   Digital River, Inc. * .................      1,489,300
       20,000   Lexmark International, Inc. * .........      1,770,000
       31,800   Mercury Interactive Corp. * ...........      1,162,608
       57,500   Microsoft Corp. .......................      1,636,450
       63,750   Synopsys, Inc. ........................      1,612,237
                                                          ------------
                                                            11,034,090
                                                          ------------

                TOTAL COMMON STOCKS ...................    175,819,658
                                                          ------------
                (Cost $171,440,921)



                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

INTERNATIONAL OPPORTUNITIES FUND
JULY 31, 2004 (CONTINUED)

                                                                 VALUE
   SHARES                                                     (NOTE 2)
----------------------------------------------------------------------

SHORT TERM INVESTMENT - 6.03%

                REPURCHASE AGREEMENT - 6.03%
$11,106,000     State Street Bank and Trust Co.,
                0.15%, due 8/2/04, with a
                repurchase price of
                $11,106,139, collateralized by
                $3,675,000 par U.S. Treasury
                Bonds, 8.875%, due 2/15/19
                and $5,600,000 par U.S.
                Treasury Notes, 7.00%,
                due 7/15/06 ...........................   $ 11,106,000
                                                          ------------

                TOTAL SHORT TERM INVESTMENT ...........     11,106,000
                                                          ------------
                (Cost $11,106,000)

TOTAL INVESTMENTS - 101.47% ...........................    186,925,658
                                                          ------------
                (Cost $182,546,921)

NET OTHER ASSETS AND
                LIABILITIES - (1.47)% .................    (2,714,790)
                                                          ------------

TOTAL NET ASSETS - 100.00% ............................   $184,210,868
                                                          ============


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                          % OF NET
A PERCENTAGE OF NET ASSETS:                                          ASSETS
---------------------------------------------------------------------------
    Diversified Bank ...................................              7.61%
    Automobile Manufacturers ...........................              5.34
    Application Software ...............................              4.82
    Diversified Commercial Services ....................              4.21
    Employment Services ................................              3.82
    Construction & Engineering .........................              3.76
    Real Estate Management & Development ...............              3.08
    IT Consulting & Other Services .....................              2.92
    Computer Hardware ..................................              2.80
    Food Retail ........................................              2.76
    General Merchandise Store ..........................              2.65
    Diversified Capital Markets ........................              2.61
    Oil & Gas Exploration & Production .................              2.57
    Pharmaceuticals ....................................              2.52
    Integrated Oil & Gas ...............................              2.51
    Tobacco ............................................              2.48
    Integrated Telecommunication Services ..............              2.41
    Trading Companies & Distributors ...................              2.40
    Restaurants ........................................              2.35
    Department Stores ..................................              2.28
    Investment Banking & Broker ........................              2.26
    Railroads ..........................................              2.23
    Wireless Telecommunication Services ................              2.12
    Broadcasting & Cable TV ............................              2.04
    Biotechnology ......................................              1.92
    Photographic Products ..............................              1.91
    Health Care Equipment & Supplies ...................              1.86
    Industrial Machinery ...............................              1.85
    Casinos & Gaming ...................................              1.84
    Multi-Line Insurance ...............................              1.69
    Metal & Glass Containers ...........................              1.69
    Health Care Supplies ...............................              1.61
    Construction & Farm Machines .......................              1.46
    Internet Software & Services .......................              1.40
    Computer Storage & Peripheral ......................              0.96
    Building Products ..................................              0.93
    Systems Software ...................................              0.89
    Communications Equipment ...........................              0.88
    Repurchase Agreement ...............................              6.03
    Net Other Assets and Liabilities....................             (1.47)
                                                                    -------
                                                                    100.00%
                                                                    =======

          *  non-income producing security
        ADR  American Depository Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

INCOME ADVANTAGE FUND
JULY 31, 2004

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 94.35%

             AEROSPACE & DEFENSE - 1.41%
$   250,000  BE Aerospace, Inc. ..............................................     8.500%     10/1/10         $  267,500
                                                                                                              ----------

             AUTO - 1.51%
    250,000  Tenneco Automotive, Inc. ........................................    10.250      7/15/13            286,250
                                                                                                              ----------

             BUILDING & CONSTRUCTION - 0.53%
    100,000  Building Material Corp. of America (a) ..........................     7.750       8/1/14            100,250
                                                                                                              ----------

             CHEMICALS - 1.66%
    300,000  Lyondell Chemicals Co. ..........................................     9.500     12/15/08            315,375
                                                                                                              ----------

             CONSUMER DURABLES - 4.97%
    300,000  Amscan Holdings, Inc. (a) .......................................     8.750       5/1/14            300,750
    300,000  Elizabeth Arden Inc. ............................................     7.750      1/15/14            307,875
    200,000  Jostens Holding Corp. ...........................................  0/10.250      12/1/13            133,000
    200,000  Samsonite Corp. (a) .............................................     8.875       6/1/11            204,500
                                                                                                              ----------
                                                                                                                 946,125
                                                                                                              ----------

             DIVERSIFIED CAPITAL MARKETS - 2.95%
    300,000  Trinity Industries, Inc. (a) ....................................     6.500      3/15/14            285,000
    300,000  United Rentals North America, Inc. ..............................     7.000      2/15/14            275,250
                                                                                                              ----------
                                                                                                                 560,250
                                                                                                              ----------

             ELECTRONICS - 1.34%
    250,000  Freescale Semiconductor Inc. (a) ................................     7.125      7/15/14            255,000
                                                                                                              ----------

             ENERGY - 11.31%
    275,000  Belden & Blake Corp. (a) ........................................     8.750      7/15/12            281,531
    250,000  CITGO Petroleum Corp. ...........................................    11.375       2/1/11            291,250
    200,000  Comstock Resources, Inc. ........................................     6.875       3/1/12            197,500
    200,000  El Paso Corp. ...................................................     7.875      6/15/12            185,000
    250,000  Encore Acquisition Co. (a) ......................................     6.250      4/15/14            241,875
    250,000  Giant Industries, Inc. ..........................................     8.000      5/15/14            258,125
    200,000  Hilcorp Energy Co. (a) ..........................................    10.500       9/1/10            221,000
    300,000  Premcor Refining Group, Inc. ....................................     7.750       2/1/12            320,250
    150,000  Pride International, Inc. (a) ...................................     7.375      7/15/14            155,438
                                                                                                              ----------
                                                                                                               2,151,969
                                                                                                              ----------

             ENVIRONMENT - 1.47%
    250,000  Allied Waste North America, Inc., Series B ......................     9.250       9/1/12            279,687
                                                                                                              ----------

             FINANCE & INVESTMENT - 1.79%
    200,000  Dollar Financial Group, Inc. ....................................     9.750     11/15/11            215,000
    125,000  Refco Finance Holdings (a) ......................................     9.000       8/1/12            125,625
                                                                                                              ----------
                                                                                                                 340,625
                                                                                                              ----------

             FOOD - 1.32%
    250,000  Pathmark Stores, Inc. ...........................................     8.750       2/1/12            251,875
                                                                                                              ----------

             FOOD WHOLESALE - 2.15%
    200,000  Pilgrims Pride Corp. ............................................     9.250     11/15/13            216,000
    200,000  Pinnacle Foods Holdings Corp. (a) ...............................     8.250      12/1/13            193,000
                                                                                                              ----------
                                                                                                                 409,000
                                                                                                              ----------


                       See Notes to Financial Statements.

18

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

INCOME ADVANTAGE FUND
JULY 31, 2004 (CONTINUED)
     PAR                                                                                                         VALUE
   AMOUNT                                                                        COUPON      MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
             FORESTRY & PAPER - 1.62%
$   300,000  Millar Western Forest Products Ltd. .............................     7.750     11/15/13         $  307,500
                                                                                                              ----------

             GAMING - 6.78%
    250,000  Global Cash Access LLC (a) ......................................     8.750      3/15/12            263,125
    200,000  Poster Financial Group, Inc. ....................................     8.750      12/1/11            204,000
    300,000  Premier Entertainment Biloxi LLC ................................    10.750       2/1/12            318,000
    200,000  River Rock Entertainment ........................................     9.750      11/1/11            219,000
    250,000  Venetian Casino Resort LLC ......................................    11.000      6/15/10            286,250
                                                                                                              ----------
                                                                                                               1,290,375
                                                                                                              ----------

             HEALTH CARE SERVICES - 5.96%
    200,000  Genesis Healthcare Corp. ........................................     8.000     10/15/13            211,000
    300,000  Iasis Healthcare Corp. (a) ......................................     8.750      6/15/14            313,500
    150,000  Medcath Holdings Corp. (a) ......................................     9.875      7/15/12            153,375
    200,000  Tenet Healthcare Corp. ..........................................     5.375     11/15/06            203,000
    250,000  Universal Hospital Services, Inc. ...............................    10.125      11/1/11            253,125
                                                                                                              ----------
                                                                                                               1,134,000
                                                                                                              ----------
             HOTELS - 1.36%
    250,000  HMH Properties Inc., Series B ...................................     7.875       8/1/08            258,125
                                                                                                              ----------

             HOUSEHOLD & LEISURE - 2.68%
    200,000  Norcraft Co. L.P. (a) ...........................................     9.000      11/1/11            211,000
    300,000  WII Components, Inc. (a) ........................................    10.000      2/15/12            299,250
                                                                                                              ----------
                                                                                                                 510,250
                                                                                                              ----------

             LEISURE - 4.98%
    300,000  Bombardier Recreational Products, Inc. (a) ......................     8.375     12/15/13            306,000
    400,000  NCL Corp. (a) ...................................................    10.625      7/15/14            408,500
    200,000  Universal City Development Partners .............................    11.750       4/1/10            233,000
                                                                                                              ----------
                                                                                                                 947,500
                                                                                                              ----------

             MACHINERY - 1.37%
    270,000  Case New Holland, Inc. (a) ......................................     6.000       6/1/09            260,213
                                                                                                              ----------

             MEDIA - 13.68%
    500,000  Charter Communication Holdings II LLC ...........................    10.250      9/15/10            506,250
    200,000  CSC Holdings, Inc. ..............................................     7.250      7/15/08            204,000
    250,000  DirectTV Holdings LLC ...........................................     8.375      3/15/13            281,250
    300,000  EchoStar DBS Corp. ..............................................     5.750      10/1/08            299,250
    200,000  Insight Midwest Lp Insight Cap ..................................    10.500      11/1/10            214,500
    250,000  Kabel Deutschland GmbH (a) ......................................    10.625       7/1/14            257,500
    200,000  Nextmedia Operating, Inc. .......................................    10.750       7/1/11            224,250
    500,000  Telenet Group Holding NV (a) ....................................  0/11.500      6/15/14            326,250
    300,000  Warner Music Group (a) ..........................................     7.375      4/15/14            288,000
                                                                                                              ----------
                                                                                                               2,601,250
                                                                                                              ----------

             NON-FOOD & DRUG RETAIL - 2.72%
    200,000  Finlay Fine Jewelry Corp. (a) ...................................     8.375       6/1/12            211,000
    300,000  Petro Stopping Centers L.P. .....................................     9.000      2/15/12            306,000
                                                                                                              ----------
                                                                                                                 517,000
                                                                                                              ----------

             PACKAGING - 2.06%
    200,000  Owens-Brockway Glass Containers, Inc. ...........................     8.875      2/15/09            218,500
    200,000  Portola Packaging, Inc. (a) .....................................     8.250       2/1/12            173,000
                                                                                                              ----------
                                                                                                                 391,500
                                                                                                              ----------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

INCOME ADVANTAGE FUND
JULY 31, 2004 (CONTINUED)

     PAR                                                                                                         VALUE
   AMOUNT                                                                         COUPON     MATURITY          (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
             PUBLISHING & PRINTING - 3.82%
$   250,000  Cenveo Corp. ....................................................     7.875%     12/1/13         $  229,375
    250,000  Nebraska Book Co., Inc. .........................................     8.625      3/15/12            248,750
    250,000  Reader's Digest Association, Inc. ...............................     6.500       3/1/11            248,750
                                                                                                              ----------
                                                                                                                 726,875
                                                                                                              ----------

             RESTAURANTS - 1.02%
    200,000  Friendly Ice Cream Corp. ........................................     8.375      6/15/12            194,000
                                                                                                              ----------

             TELECOMMUNICATIONS - 8.95%
    200,000  Inmarsat Finance plc (a) ........................................     7.625      6/30/12            192,500
    300,000  MCI Inc. ........................................................     5.908       5/1/07            291,375
    200,000  Millicom International Cellular S.A. (a) ........................    10.000      12/1/13            201,000
    125,000  NTL Cable plc (a) ...............................................     8.750      4/15/14            130,312
    700,000  PanAmSat Corp. (a) ..............................................     9.000      8/15/14            700,000
    200,000  Rogers Wireless Communications, Inc. ............................     6.375       3/1/14            187,500
                                                                                                              ----------
                                                                                                               1,702,687
                                                                                                              ----------

             TRANSPORTATION - 1.64%
    300,000  Horizon Lines LLC (a) ...........................................     9.000      11/1/12            312,750
                                                                                                              ----------

             UTILITIES - 3.30%
    200,000  MSW Energy Holdings, Series B ...................................     7.375       9/1/10            205,000
    200,000  NRG Energy, Inc. (a) ............................................     8.000     12/15/13            205,500
    200,000  Reliant Resources, Inc. .........................................     9.500      7/15/13            216,000
                                                                                                              ----------
                                                                                                                 626,500
                                                                                                              ----------

             TOTAL CORPORATE BONDS ...........................................                                17,944,431
                                                                                                              ----------
             (Cost $17,897,990)

FOREIGN SOVEREIGN - 2.67%

             TURKEY - 1.39%
    250,000  Republic of Turkey ..............................................     9.000      6/30/11            263,750
                                                                                                              ----------

             URUGUAY - 1.28%
    300,000  Republic of Uruguay .............................................     7.500      3/15/15            243,750
                                                                                                              ----------

             TOTAL FOREIGN SOVEREIGN .........................................                                   507,500
                                                                                                              ----------
             (Cost $507,646)

TOTAL INVESTMENTS - 97.02% ...................................................                                18,451,931
                                                                                                              ----------
             (Cost $18,405,636)

NET OTHER ASSETS AND LIABILITIES - 2.98% .....................................                                   567,114
                                                                                                              ----------

TOTAL NET ASSETS - 100.00% ...................................................                               $19,019,045
                                                                                                             ===========


(a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS

U.S. CORE GROWTH FUND
JULY 31, 2004

                                                                  VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

COMMON STOCKS - 98.80%

                CAPITAL GOODS - 8.41%
         1,650  Boeing Co. ............................      $   83,737
         2,300  General Electric Co. ..................          76,475
         3,800  Tyco International, Ltd. ..............         117,800
                                                             ----------
                                                                278,012
                                                             ----------

                COMMERCIAL SERVICES &
                SUPPLIES - 3.74%
         3,600  Cendant Corp. .........................          82,368
         1,200  Rockwell Collins, Inc. ................          41,064
                                                             ----------
                                                                123,432
                                                             ----------

                COMMUNICATIONS
                EQUIPMENT - 9.61%
         4,200  Cisco Systems, Inc. * .................          87,612
         8,900  Corning, Inc. * .......................         110,004
         3,200  Motorola, Inc. ........................          50,976
         1,000  QUALCOMM, Inc. ........................          69,080
                                                             ----------
                                                                317,672
                                                             ----------

                COMPUTER & ELECTRONIC
                EQUIPMENT - 1.80%
         1,500  Analog Devices, Inc. ..................          59,550
                                                             ----------

                CONSUMER DURABLES - 3.73%
         1,100  Electronic Arts, Inc. * ...............          55,143
         1,600  Lennar Corp., Class A .................          68,288
                                                             ----------
                                                                123,431
                                                             ----------

                CONSUMER STAPLES - 2.26%
         1,540  Hershey Foods Corp. ...................          74,598
                                                             ----------

                ENERGY - 9.39%
         1,300  BJ Services Co. .......................          64,558
         1,650  Exxon Mobil Corp. .....................          76,395
         3,100  Halliburton Co. .......................          98,425
         1,530  Nabors Industries, Ltd. * .............          71,145
                                                             ----------
                                                                310,523
                                                             ----------

                FINANCIALS - 14.60%
         1,500  Capital One Financial Corp. ...........         103,980
         1,600  Citigroup, Inc. .......................          70,544
         1,060  Freddie Mac ...........................          68,169
           700  Goldman Sachs Group, Inc. .............          61,733
         3,500  MBNA Corp. ............................          86,415
           790  Moody's Corp. .........................          53,799
           820  T. Rowe Price Group, Inc. .............          37,900
                                                             ----------
                                                                482,540
                                                             ----------

                HEALTH CARE EQUIPMENT &
                SUPPLIES - 5.91%
         2,530  Boston Scientific Corp. * .............          96,798
         1,445  St. Jude Medical, Inc. * ..............          98,448
                                                             ----------
                                                                195,246
                                                             ----------


                                                                  VALUE
   SHARES                                                      (NOTE 2)
-----------------------------------------------------------------------

                HEALTH CARE PROVIDERS &
                SERVICES - 3.52%
         2,535  Caremark Rx, Inc. * ...................       $  77,318
         3,500  Tenet Healthcare Corp. * ..............          39,130
                                                             ----------
                                                                116,448
                                                             ----------

                MATERIALS - 1.98%
         1,800  Monsanto Co. ..........................          65,268
                                                             ----------

                MEDIA - 6.69%
         3,300  Comcast Corp., Class A * ..............          88,440
         2,300  IAC / InterActiveCorp. * ..............          62,790
         4,200  Time Warner, Inc. * ...................          69,930
                                                             ----------
                                                                221,160
                                                             ----------

                PHARMACEUTICALS - 4.92%
         1,655  Glaxosmithkline plc ADR ...............          67,772
         1,400  Mylan Laboratories, Inc. ..............          20,748
         2,500  Teva Pharmaceutical
                Industries, Ltd. ADR ..................          74,000
                                                             ----------
                                                                162,520
                                                             ----------

                RETAIL - 10.02%
         1,200  Amazon.Com, Inc. * ....................          46,704
         2,500  Jones Apparel Group, Inc. .............          93,375
         1,800  May Dept Stores Co. ...................          47,754
         1,050  Nike, Inc., Class B ...................          76,345
         1,540  Target Corp. ..........................          67,144
                                                             ----------
                                                                331,322
                                                             ----------

                SEMICONDUCTOR EQUIPMENT &
                PRODUCTS - 6.26%
         4,500  Applied Materials, Inc. * .............          76,365
         5,100  Micron Technology, Inc. * .............          69,003
         3,600  Teradyne, Inc. * ......................          61,560
                                                             ----------
                                                                206,928
                                                             ----------

                SOFTWARE & SERVICES - 5.96%
         1,650  Adobe Systems, Inc. ...................          69,597
         1,540  Mercury Interactive Corp. * ...........          56,302
         2,500  Microsoft Corp. .......................          71,150
                                                             ----------
                                                                197,049
                                                             ----------

TOTAL INVESTMENTS - 98.80% ............................       3,265,699
                                                             ----------
                (Cost $3,354,608)

NET OTHER ASSETS AND
                LIABILITIES - 1.20% ...................          39,707
                                                             ----------

TOTAL NET ASSETS - 100.00% ............................      $3,305,406
                                                             ==========

             *  Non-income producing security
           ADR  American Depository Receipts


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
JULY 31, 2004
                                                            EUROPEAN         GLOBAL     INTERNATIONAL         INCOME      U.S. CORE
                                                               FOCUS     TECHNOLOGY     OPPORTUNITIES      ADVANTAGE         GROWTH
                                                                FUND           FUND              FUND           FUND           FUND
====================================================================================================================================
ASSETS:
Investments, at value
        Securities                                      $124,160,683     $3,010,357      $175,819,658    $18,451,931     $3,265,699
        Repurchase agreements                              4,399,000             --        11,106,000             --             --
------------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                              128,559,683      3,010,357       186,925,658     18,451,931      3,265,699
Cash                                                             449        203,019             1,746        297,927         36,501
Foreign cash, at value                                       220,550             11           183,314             --             --
Dividends and interest receivable                            148,764            847            35,064        383,672            773
Receivable from investment adviser                                --          6,380             3,266         15,251             --
Receivable for investment securities sold                    810,058         42,933         1,240,864        258,828             --
Receivable for fund shares sold                            5,083,947             --         1,783,231        544,862         51,861
Prepaid expenses and other assets                             40,119         22,221            40,663         34,145         59,874
------------------------------------------------------------------------------------------------------------------------------------
        Total Assets                                     134,863,570      3,285,768       190,213,806     19,986,616      3,414,708
------------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                  726,859        105,281         4,948,742        825,000         15,785
Payable for fund shares redeemed                             267,205         12,264           374,198          6,275         20,364
Dividends payable                                                 --             --                --         40,396             --
Payable to investment advisor                                138,704          3,283           170,522         14,085         10,580
12b-1 distribution and service fees payable                  187,652          5,597           251,906         31,334          3,312
Accrued expenses and other payables                          153,385         37,821           257,570         50,481         59,261
------------------------------------------------------------------------------------------------------------------------------------
        Total Liabilities                                  1,473,805        164,246         6,002,938        967,571        109,302
------------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                              $133,389,765     $3,121,522      $184,210,868    $19,019,045     $3,305,406
====================================================================================================================================
NET ASSETS consist of:
Paid-in capital                                         $102,239,921     $2,814,986      $176,592,235    $18,877,415     $3,383,083
Accumulated undistributed net investment income                  131             --             2,859         78,913         31,498
Accumulated net realized gain/(loss) on investments       13,261,121        176,165         3,297,876         16,422        (20,266)
Net unrealized appreciation/(depreciation) of
        investments and foreign currency translations     17,888,592        130,371         4,317,898         46,295        (88,909)
------------------------------------------------------------------------------------------------------------------------------------
                                                        $133,389,765     $3,121,522      $184,210,868    $19,019,045     $3,305,406
====================================================================================================================================
SHARES OUTSTANDING:
Class A Shares                                             3,805,330        130,027         6,979,659        710,615        151,399
====================================================================================================================================
Class B Shares                                               741,226         76,561         1,126,857        311,916        153,298
====================================================================================================================================
Class C Shares                                             1,880,977         92,607         4,317,336        749,700         36,805
====================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                $20.88         $10.54            $14.94         $10.73          $9.69
------------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                         5.75%          5.75%             5.75%          4.75%          5.75%
Maximum offering price per share                              $22.15         $11.18            $15.85         $11.27         $10.28
====================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                  $20.57         $10.36            $14.70         $10.72          $9.67
====================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                  $20.57         $10.34            $14.68         $10.73          $9.67
====================================================================================================================================
Investments, at cost                                    $110,665,513     $2,880,130      $182,546,921    $18,405,636     $3,354,608
====================================================================================================================================
Foreign cash, at cost                                       $224,187            $11          $187,496             --             --
====================================================================================================================================

*    On sales of $50,000 or more, the sales charge will be reduced.

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.


                       See Notes to Financial Statements.


                                  22-23 SPREAD

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
FOR THE YEAR ENDED JULY 31, 2004
                                             EUROPEAN              GLOBAL      INTERNATIONAL             INCOME           U.S. CORE
                                                FOCUS          TECHNOLOGY      OPPORTUNITIES          ADVANTAGE              GROWTH
                                                 FUND                FUND               FUND             FUND(*)             FUND(*)
====================================================================================================================================
INVESTMENT INCOME:
Dividends                                  $2,103,450              $9,573         $1,586,914                 --              $2,743
Interest                                        3,817                  14              5,370           $814,749                  --
Foreign taxes withheld                       (259,306)             (1,473)          (249,923)                --                  (6)
------------------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                  1,847,961               8,114          1,342,361            814,749               2,737
------------------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                    1,005,137              35,802          1,136,928             95,098               5,341
12b-1 distribution and service fees:
   Class A Shares                             128,133               3,115            136,457             12,058                 515
   Class B Shares                             142,938               8,789            111,218             19,318               2,323
   Class C Shares                             349,667               8,587            376,525             44,330                 475
Transfer agent fees                           257,910               6,430            250,984             29,771               5,757
Administrative fees                           184,344              24,901            165,174             32,331               7,650
Custodian fees                                127,865              40,382            153,766             18,145              18,796
Legal fees                                    105,654                 718             72,005              7,280               1,013
Accounting fees                                52,765              51,627             88,145             38,625              11,684
Registration and filing fees                   39,375              15,145             42,948              8,282               3,128
Trustees' fees and expenses                    28,805                 929             23,031              2,574                 305
Printing and postage fees                      53,934                 944             56,638              6,354                 368
Audit fees                                     27,023              24,661             26,164             30,442              18,995
Offering expenses                                  --                  --                 --             66,206              18,935
Organizational costs                               --                  --                 --             24,117              16,082
Miscellaneous fees                             21,968                  --              7,227              4,973                 214
------------------------------------------------------------------------------------------------------------------------------------
   Total Expenses                           2,525,518             222,030          2,647,210            439,904             111,581
------------------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed
   by investment advisor                     (145,572)           (149,329)          (214,054)          (246,502)            (99,770)
------------------------------------------------------------------------------------------------------------------------------------
Net Expenses                                2,379,946              72,701          2,433,156            193,402              11,811
------------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                 (531,985)            (64,587)        (1,090,795)           621,347              (9,074)
------------------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                 16,763,029             404,273          5,950,339             51,822             (20,266)
   Foreign currency transactions             (423,132)             (2,134)          (564,176)                --                  --
Net change in unrealized
   appreciation/(depreciation) of:
   Investments                             10,300,792            (224,706)         2,478,466             46,295             (88,909)
   Translation of other assets
      and liabilities                           8,043                 384            (54,866)                --                  --
------------------------------------------------------------------------------------------------------------------------------------
   Net realized and
      unrealized gain/(loss)               26,648,732             177,817          7,809,763             98,117            (109,175)
------------------------------------------------------------------------------------------------------------------------------------
NET INCREASE/(DECREASE) IN
   NET ASSETS RESULTING
   FROM OPERATIONS                        $26,116,747            $113,230         $6,718,968           $719,464           $(118,249)
====================================================================================================================================

(*) The Henderson Income Advantage Fund commenced operations on September 30, 2003. The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004. The Statement of Operations reflects activity for the respective periods ended July 31, 2004.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2004      JULY 31, 2003
========================================================================================================================
Net investment income/(loss)                                                               $(531,985)          $137,793
Net realized gain on investments
   and foreign currency transactions                                                      16,339,897            918,561
Net change in unrealized appreciation/(depreciation)
   of investments and foreign currency translations                                       10,308,835          8,744,662
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                      26,116,747          9,801,016
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                           (113,272)           (30,222)
   Class B Shares                                                                                 --             (9,132)
   Class C Shares                                                                                 --            (17,688)
------------------------------------------------------------------------------------------------------------------------
                                                                                            (113,272)           (57,042)
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                         (1,512,519)                --
   Class B Shares                                                                           (575,764)                --
   Class C Shares                                                                         (1,367,881)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                          (3,456,164)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         49,201,816         15,159,011
   Class B Shares                                                                          1,956,786          4,641,590
   Class C Shares                                                                          7,331,843         12,257,154
------------------------------------------------------------------------------------------------------------------------
                                                                                          58,490,445         32,057,755
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                81,037,756         41,801,729

NET ASSETS:
Beginning of year                                                                         52,352,009         10,550,280
------------------------------------------------------------------------------------------------------------------------
End of year                                                                             $133,389,765        $52,352,009
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                          $131           $(15,460)
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2004      JULY 31, 2003
========================================================================================================================
Net investment loss                                                                         $(64,587)          $(29,387)
Net realized gain/(loss) on investments
   and foreign currency transactions                                                         402,139            (54,320)
Net change in unrealized appreciation/(depreciation)
   of investments and foreign currency translations                                         (224,322)           536,795
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                         113,230            453,088
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                 --            (13,255)
   Class B Shares                                                                                 --            (35,753)
   Class C Shares                                                                                 --            (18,284)
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --            (67,292)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                            948,380            165,586
   Class B Shares                                                                            (95,792)           175,872
   Class C Shares                                                                            474,987             88,775
------------------------------------------------------------------------------------------------------------------------
                                                                                           1,327,575            430,233
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                 1,440,805            816,029

NET ASSETS:
Beginning of year                                                                          1,680,717            864,688
------------------------------------------------------------------------------------------------------------------------
End of year                                                                               $3,121,522         $1,680,717
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                            --            $(1,188)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2004      JULY 31, 2003
========================================================================================================================
Net investment loss                                                                      $(1,090,795)          $(78,579)
Net realized gain/(loss) on investments
   and foreign currency transactions                                                       5,386,163           (198,409)
Net change in unrealized appreciation/(depreciation)
   of investments and foreign currency translations                                        2,423,600          2,432,935
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                       6,718,968          2,155,947
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                 --            (11,470)
   Class B Shares                                                                                 --             (5,769)
   Class C Shares                                                                                 --            (12,228)
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --            (29,467)
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                           (353,677)                --
   Class B Shares                                                                           (101,087)                --
   Class C Shares                                                                           (285,087)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                            (739,851)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         93,405,305          6,785,924
   Class B Shares                                                                         11,517,392          1,940,094
   Class C Shares                                                                         53,490,567          3,391,856
------------------------------------------------------------------------------------------------------------------------
                                                                                         158,413,264         12,117,874
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               164,392,381         14,244,354

NET ASSETS:
Beginning of year                                                                         19,818,487          5,574,133
------------------------------------------------------------------------------------------------------------------------
End of year                                                                             $184,210,868        $19,818,487
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                        $2,859           $(37,895)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
INCOME ADVANTAGE FUND
                                                                                                           PERIOD ENDED
                                                                                                        JULY 31, 2004(*)
========================================================================================================================
Net investment income                                                                                          $621,347
Net realized gain on investments
   and foreign currency transactions                                                                             51,822
Net change in unrealized appreciation of
   investments and foreign currency translations                                                                 46,295
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                                                            719,464
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                                              (308,111)
   Class B Shares                                                                                              (113,115)
   Class C Shares                                                                                              (256,528)
------------------------------------------------------------------------------------------------------------------------
                                                                                                               (677,754)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                                             7,595,541
   Class B Shares                                                                                             3,301,777
   Class C Shares                                                                                             8,080,017
------------------------------------------------------------------------------------------------------------------------
                                                                                                             18,977,335
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                   19,019,045

NET ASSETS:
Beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                                               $19,019,045
========================================================================================================================
Accumulated undistributed net investment income                                                                 $78,913
========================================================================================================================

(*) The Henderson Income Advantage Fund commenced operations on September 30, 2003.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES IN NET ASSETS
U.S. CORE GROWTH FUND
                                                                                                           PERIOD ENDED
                                                                                                        JULY 31, 2004(*)
========================================================================================================================
Net investment loss                                                                                             $(9,074)
Net realized loss on investments                                                                                (20,266)
Net change in unrealized depreciation of investments                                                            (88,909)
------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations                                                           (118,249)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                                             1,514,493
   Class B Shares                                                                                             1,538,748
   Class C Shares                                                                                               370,414
------------------------------------------------------------------------------------------------------------------------
                                                                                                              3,423,655
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                                    3,305,406

NET ASSETS:
Beginning of period                                                                                                  --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                                                $3,305,406
========================================================================================================================
Accumulated undistributed net investment income                                                                 $31,498
========================================================================================================================

(*)  The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2004      JULY 31, 2003
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $63,913,608        $16,536,567
Issued as reinvestment of dividends                                                        1,548,388             28,574
Redeemed                                                                                 (16,260,180)        (1,406,130)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $49,201,816        $15,159,011
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $6,857,108         $5,751,214
Issued as reinvestment of dividends                                                          551,338              8,798
Redeemed                                                                                  (5,451,660)        (1,118,422)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $1,956,786         $4,641,590
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $16,047,138        $14,654,568
Issued as reinvestment of dividends                                                        1,254,167             16,555
Redeemed                                                                                  (9,969,462)        (2,413,969)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $7,331,843        $12,257,154
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       3,179,901          1,252,105
Issued as reinvestment of dividends                                                           89,970              2,308
Redeemed                                                                                    (799,498)          (106,284)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               2,470,373          1,148,129
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         366,781            455,160
Issued as reinvestment of dividends                                                           32,356                715
Redeemed                                                                                    (273,670)           (85,533)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 125,467            370,342
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         851,909          1,160,846
Issued as reinvestment of dividends                                                           73,601              1,346
Redeemed                                                                                    (501,410)          (186,608)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 424,100            975,584
========================================================================================================================


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2004      JULY 31, 2003
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $1,322,847         $1,200,813
Issued as reinvestment of dividends                                                               --             13,201
Redeemed                                                                                    (374,467)        (1,048,428)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $948,380           $165,586
========================================================================================================================

CLASS B SHARES:
Sold                                                                                        $269,207         $3,287,255
Issued as reinvestment of dividends                                                               --             35,304
Redeemed                                                                                    (364,999)        (3,146,687)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     $(95,792)          $175,872
========================================================================================================================

CLASS C SHARES:
Sold                                                                                        $819,552         $1,499,737
Issued as reinvestment of dividends                                                               --             18,283
Redeemed                                                                                    (344,565)        (1,429,245)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $474,987            $88,775
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         121,128            163,598
Issued as reinvestment of dividends                                                               --              1,839
Redeemed                                                                                     (33,839)          (144,973)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  87,289             20,464
========================================================================================================================

CLASS B SHARES:
Sold                                                                                          24,722            457,753
Issued as reinvestment of dividends                                                               --              4,965
Redeemed                                                                                     (34,278)          (432,883)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                       (9,556)            29,835
========================================================================================================================

CLASS C SHARES:
Sold                                                                                          77,353            206,897
Issued as reinvestment of dividends                                                               --              2,571
Redeemed                                                                                     (32,998)          (200,726)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  44,355              8,742
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND
                                                                                          YEAR ENDED         YEAR ENDED
                                                                                       JULY 31, 2004      JULY 31, 2003
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $100,000,620         $7,206,808
Issued as reinvestment of dividends                                                          336,641             11,291
Redeemed                                                                                  (6,931,956)          (432,175)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $93,405,305         $6,785,924
========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $12,850,804         $2,158,172
Issued as reinvestment of dividends                                                           94,000              5,089
Redeemed                                                                                  (1,427,412)          (223,167)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $11,517,392         $1,940,094
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $56,520,283         $4,391,188
Issued as reinvestment of dividends                                                          271,938             11,841
Redeemed                                                                                  (3,301,654)        (1,011,173)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $53,490,567         $3,391,856
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       6,721,968            664,162
Issued as reinvestment of dividends                                                           25,198              1,091
Redeemed                                                                                    (465,748)           (40,542)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               6,281,418            624,711
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         891,607            205,252
Issued as reinvestment of dividends                                                            7,121                494
Redeemed                                                                                     (99,243)           (21,501)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 799,485            184,245
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       3,884,278            417,043
Issued as reinvestment of dividends                                                           20,601              1,151
Redeemed                                                                                    (224,057)           (98,501)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               3,680,822            319,693
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
INCOME ADVANTAGE FUND
                                                                                                           PERIOD ENDED
                                                                                                        JULY 31, 2004(*)
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                                        $12,508,666
Issued as reinvestment of dividends                                                                             187,442
Redeemed                                                                                                     (5,100,567)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $7,595,541
========================================================================================================================

CLASS B SHARES:
Sold                                                                                                         $3,525,563
Issued as reinvestment of dividends                                                                              42,456
Redeemed                                                                                                       (266,242)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $3,301,777
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                         $8,865,891
Issued as reinvestment of dividends                                                                             131,678
Redeemed                                                                                                       (917,552)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $8,080,017
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                                          1,172,483
Issued as reinvestment of dividends                                                                              17,425
Redeemed                                                                                                       (479,293)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    710,615
========================================================================================================================

CLASS B SHARES:
Sold                                                                                                            333,628
Issued as reinvestment of dividends                                                                               3,952
Redeemed                                                                                                        (25,664)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    311,916
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                            824,183
Issued as reinvestment of dividends                                                                              12,246
Redeemed                                                                                                        (86,729)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    749,700
========================================================================================================================

(*) The Henderson Income Advantage Fund commenced operations on September 30, 2003.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL STATEMENTS

STATEMENT OF CHANGES - CAPITAL STOCK ACTIVITY
U.S. CORE GROWTH FUND
                                                                                                           PERIOD ENDED
                                                                                                        JULY 31, 2004(*)
------------------------------------------------------------------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold                                                                                                         $1,521,180
Redeemed                                                                                                         (6,687)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $1,514,493
========================================================================================================================

CLASS B SHARES:
Sold                                                                                                         $1,561,197
Redeemed                                                                                                        (22,449)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                 $1,538,748
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                           $370,414
Redeemed                                                                                                             --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                   $370,414
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                                            152,090
Redeemed                                                                                                           (691)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    151,399
========================================================================================================================

CLASS B SHARES:
Sold                                                                                                            155,611
Redeemed                                                                                                         (2,313)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                    153,298
========================================================================================================================

CLASS C SHARES:
Sold                                                                                                             36,805
Redeemed                                                                                                             --
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                                     36,805
========================================================================================================================

(*)  The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.


                       See Notes to Financial Statements.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                       ----------------------------------------------    -------------------------------------------


                                                                    NET                   DIVIDENDS   DISTRIBUTIONS
                           NET ASSET          NET          REALIZED AND         TOTAL          FROM        FROM NET
                              VALUE,   INVESTMENT       UNREALIZED GAIN          FROM           NET        REALIZED
                           BEGINNING       INCOME             (LOSS) ON    INVESTMENT    INVESTMENT         CAPITAL           TOTAL
                           OF PERIOD        (LOSS)          INVESTMENTS    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/04            $15.47        (0.01)(b)              6.30          6.29         (0.06)          (0.82)          (0.88)
Year Ended 7/31/03             11.61         0.16 (b)              3.76          3.92         (0.06)           0.00           (0.06)
Period Ended 7/31/02 (a)       10.00         0.11 (b)              1.50          1.61          0.00            0.00            0.00

CLASS B
Year Ended 7/31/04            $15.30        (0.21)(b)              6.30          6.09          0.00           (0.82)          (0.82)
Year Ended 7/31/03             11.54         0.02 (b)              3.76          3.78         (0.02)           0.00           (0.02)
Period Ended 7/31/02 (a)       10.00         0.09 (b)              1.45          1.54          0.00            0.00            0.00

CLASS C
Year Ended 7/31/04            $15.30        (0.20)(b)              6.29          6.09          0.00           (0.82)          (0.82)
Year Ended 7/31/03             11.53         0.03 (b)              3.76          3.79         (0.02)           0.00           (0.02)
Period Ended 7/31/02 (a)       10.00         0.09 (b)              1.44          1.53          0.00            0.00            0.00

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/04            $ 9.56        (0.20)(b)              1.18          0.98          0.00            0.00            0.00
Year Ended 7/31/03              7.36        (0.13)(b)              2.41          2.28         (0.08)           0.00           (0.08)
Period Ended 7/31/02 (a)       10.00        (0.16)(b)             (2.48)        (2.64)         0.00            0.00            0.00

CLASS B
Year Ended 7/31/04            $ 9.48        (0.27)(b)              1.15          0.88          0.00            0.00            0.00
Year Ended 7/31/03              7.31        (0.18)(b)              2.43          2.25         (0.08)           0.00           (0.08)
Period Ended 7/31/02 (a)       10.00        (0.21)(b)             (2.48)        (2.69)         0.00            0.00            0.00

CLASS C
Year Ended 7/31/04            $ 9.45        (0.27)(b)              1.16          0.89          0.00            0.00            0.00
Year Ended 7/31/03              7.31        (0.18)(b)              2.40          2.22         (0.08)           0.00           (0.08)
Period Ended 7/31/02 (a)       10.00        (0.20)(b)             (2.49)        (2.69)         0.00            0.00            0.00

                                                                               RATIOS TO AVERAGE NET ASSETS:
                                                                  -----------------------------------------------------
                                                                                                              RATIO OF
                                                                                                    OPERATING EXPENSES
                                                                       RATIO OF         RATIO OF        TO AVERAGE NET
                            NET ASSET               NET ASSETS,       OPERATING   NET INVESTMENT        ASSETS WITHOUT
                               VALUE,                    END OF     EXPENSES TO     INCOME/(LOSS)       WAIVERS AND/OR    PORTFOLIO
                               END OF       TOTAL        PERIOD         AVERAGE       TO AVERAGE              EXPENSES     TURNOVER
                           THE PERIOD   RETURN (c)         (000)  NET ASSETS (d)   NET ASSETS (d)        REIMBURSED (d)        RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS
CLASS A
Year Ended 7/31/04             $20.88       41.89%      $79,459            2.00%           (0.04)%                2.15%          88%
Year Ended 7/31/03              15.47       33.93        20,647            2.00             1.20                  4.60           76
Period Ended 7/31/02 (a)        11.61       16.10         2,169            2.00             0.95                 22.40           67

CLASS B
Year Ended 7/31/04             $20.57       40.92%      $15,246            2.75%           (1.06)%                2.90%          88%
Year Ended 7/31/03              15.30       32.83         9,420            2.75             0.16                  5.35           76
Period Ended 7/31/02 (a)        11.54       15.40         2,831            2.75             0.79                 23.15           67

CLASS C
Year Ended 7/31/04             $20.57       40.92%      $38,684            2.75%           (1.02)%                2.90%          88%
Year Ended 7/31/03              15.30       32.94        22,285            2.75             0.24                  5.35           76
Period Ended 7/31/02 (a)        11.53       15.30         5,550            2.75             0.77                 23.15           67

GLOBAL TECHNOLOGY
CLASS A
Year Ended 7/31/04             $10.54       10.25%       $1,371            2.00%           (1.75)%               7.01%          234%
Year Ended 7/31/03               9.56       31.38           409            2.00            (1.74)                22.78          238
Period Ended 7/31/02 (a)         7.36      (26.40)          164            2.00            (1.84)                80.48          134

CLASS B
Year Ended 7/31/04             $10.36        9.28%         $794            2.75%           (2.45)%               7.76%          234%
Year Ended 7/31/03               9.48       31.10           816            2.75            (2.48)                23.53          238
Period Ended 7/31/02 (a)         7.31      (26.90)          412            2.75            (2.56)                81.23          134

CLASS C
Year Ended 7/31/04             $10.34        9.42%         $957            2.75%           (2.47)%               7.76%          234%
Year Ended 7/31/03               9.45       30.69           456            2.75            (2.50)                23.53          238
Period Ended 7/31/02 (a)         7.31      (26.90)          289            2.75            (2.59)                81.23          134

(a) The Henderson European Focus and Global Technology Funds commenced operations on August 31, 2001.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized


                       See notes to financial statements.

                                  36-37 SPREAD

HENDERSON GLOBAL FUNDS
                                                            FINANCIAL HIGHLIGHTS

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                          INCOME (LOSS) FROM INVESTMENT OPERATIONS:                   LESS DISTRIBUTIONS:
                                       ----------------------------------------------    -------------------------------------------


                                                                    NET                   DIVIDENDS   DISTRIBUTIONS
                           NET ASSET          NET          REALIZED AND         TOTAL          FROM        FROM NET
                              VALUE,   INVESTMENT       UNREALIZED GAIN          FROM           NET        REALIZED
                           BEGINNING       INCOME             (LOSS) ON    INVESTMENT    INVESTMENT         CAPITAL           TOTAL
                           OF PERIOD        (LOSS)          INVESTMENTS    OPERATIONS        INCOME           GAINS   DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/04            $11.99        (0.10)(b)              3.22          3.12           0.00           (0.17)         (0.17)
Year Ended 7/31/03             10.51         0.00 (b),(*)          1.55          1.55          (0.07)           0.00          (0.07)
Period Ended 7/31/02 (a)       10.00        (0.05)(b)              0.56          0.51           0.00            0.00           0.00

CLASS B
Year Ended 7/31/04            $11.88        (0.22)(b)              3.21          2.99           0.00           (0.17)         (0.17)
Year Ended 7/31/03             10.44        (0.12)(b)              1.59          1.47          (0.03)           0.00          (0.03)
Period Ended 7/31/02 (a)       10.00        (0.09)(b)              0.53          0.44           0.00            0.00           0.00

CLASS C
Year Ended 7/31/04            $11.88        (0.22)(b)              3.19          2.97           0.00           (0.17)         (0.17)
Year Ended 7/31/03             10.44        (0.12)(b)              1.59          1.47          (0.03)           0.00          (0.03)
Period Ended 7/31/02 (a)       10.00        (0.07)(b)              0.51          0.44           0.00            0.00           0.00

INCOME ADVANTAGE
CLASS A
Period Ended 7/31/04 (a)      $10.00         0.40 (e)              0.87          1.27          (0.54)           0.00          (0.54)

CLASS B
Period Ended 7/31/04 (a)      $10.00         0.33 (e)              0.87          1.20          (0.48)           0.00          (0.48)

CLASS C
Period Ended 7/31/04 (a)      $10.00         0.31 (e)              0.90          1.21          (0.48)           0.00          (0.48)

U.S. CORE GROWTH FUND
CLASS A
Period Ended 7/31/04 (a)      $10.00        (0.04)(b)             (0.27)        (0.31)          0.00            0.00           0.00

CLASS B
Period Ended 7/31/04 (a)      $10.00        (0.05)(b)             (0.28)        (0.33)          0.00            0.00           0.00

CLASS C
Period Ended 7/31/04 (a)      $10.00        (0.05)(b)             (0.28)        (0.33)          0.00            0.00           0.00

                                                                                RATIOS TO AVERAGE NET ASSETS:
                                                                     ----------------------------------------------------
                                                                                                                RATIO OF
                                                                                                      OPERATING EXPENSES
                                                                          RATIO OF         RATIO OF       TO AVERAGE NET
                               NET ASSET               NET ASSETS,       OPERATING   NET INVESTMENT       ASSETS WITHOUT
                                  VALUE,                    END OF     EXPENSES TO     INCOME/(LOSS)      WAIVERS AND/OR   PORTFOLIO
                                  END OF      TOTAL         PERIOD         AVERAGE       TO AVERAGE             EXPENSES    TURNOVER
                              THE PERIOD  RETURN (c)          (000)  NET ASSETS (d)   NET ASSETS (d)       REIMBURSED (d)       RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
CLASS A
Year Ended 7/31/04                $14.94       26.15%     $104,255            2.00%           (0.68)%               2.21%       132%
Year Ended 7/31/03                 11.99       14.84         8,371            2.00             0.01                 7.21        190
Period Ended 7/31/02 (a)           10.51        5.10           773            2.00            (0.49)               32.69         80

CLASS B
Year Ended 7/31/04                $14.70       25.29%      $16,559            2.75%           (1.52)%               2.96%       132%
Year Ended 7/31/03                 11.88       14.10         3,888            2.75            (1.13)                7.96        190
Period Ended 7/31/02 (a)           10.44        4.40         1,494            2.75            (0.84)               33.44         80

CLASS C
Year Ended 7/31/04                $14.68       25.12%      $63,396            2.75%           (1.46)%               2.96%       132%
Year Ended 7/31/03                 11.88       14.12         7,560            2.75            (1.14)                7.96        190
Period Ended 7/31/02 (a)           10.44        4.40         3,307            2.75            (0.67)               33.44         80

INCOME ADVANTAGE
CLASS A
Period Ended 7/31/04 (a)          $10.73       12.81%       $7,628            1.30%            5.89%                3.49%       327%

CLASS B
Period Ended 7/31/04 (a)          $10.72       12.08%       $3,344            2.05%            5.29%                4.24%       327%

CLASS C
Period Ended 7/31/04 (a)          $10.73       12.18%       $8,047            2.05%            5.26%                4.24%       327%

U.S. CORE GROWTH FUND
CLASS A
Period Ended 7/31/04 (a)           $9.69       (3.10)%      $1,467            2.00%           (1.41)%              22.58%        11%

CLASS B
Period Ended 7/31/04 (a)           $9.67       (3.30)%      $1,483            2.75%           (2.21)%              23.32%        11%

CLASS C
Period Ended 7/31/04 (a)           $9.67       (3.30)%        $356            2.75%           (2.21)%              23.32%        11%

(a) The Henderson International Opportunities Fund commenced operations on August 31, 2001. The Henderson Income Advantage Fund commenced operations on September 30, 2003. The Henderson U.S. Core Growth Fund commenced operations on April 30, 2004.
(b) Per share data was calculated using average shares outstanding during the period.
(c) Non-annualized total return for the period indicated excluding any applicable sales charges.
(d)  Annualized
(e)  Per share data was calculated using July 31, 2004 outstanding shares.
(*)  Amount represents less than $0.01.


                       See notes to financial statements.

                                      38-39

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS



NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among five series. Henderson European Focus Fund ("European Focus"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Income Advantage Fund ("Income Advantage") and Henderson U.S. Core Growth Fund ("U.S. Core Growth") (collectively, the "Funds") are each non-diversified series of the Trust. The Funds each offer three classes of shares. Class A shares generally provide for a front-end sales charge, Class B and C shares provide for a contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized stock exchange or market are valued at the last reported sale price or at the official closing price if such price is deemed to be representative of value at the close of such exchange or market on which the securities are principally traded. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Funds. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

Securities and other assets for which market quotations are not readily available are valued at a fair value as determined in good faith using procedures approved by the Trustees of the Funds. Substantial changes in values in the U.S. markets subsequent to the close of the foreign market may affect the values of securities traded in the foreign market. The value of foreign securities may be adjusted if such movements in the U.S. market exceed a specified threshold. As a result, it is possible that fair value prices will be used by European Focus, Global Technology and International Opportunities.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis and includes accretion of discounts and amortization of premiums. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the Funds' understanding of the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS

changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into an offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Assets and Liabilities. These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

REPURCHASE AGREEMENTS

In connection with transactions in repurchase agreements, it is the Trust's policy that its custodian either segregate or take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the value of the underlying collateral securities fall below the value of the repurchase price plus accrued interest, the Funds will require the seller to deposit additional collateral. If the request for additional collateral is not met, or the seller defaults on its repurchase obligation, the Funds maintain the right to sell the underlying collateral securities at the market value and may claim any resulting loss against the seller. However, in the event of default or bankruptcy by the counterparty to the agreement, realization and/or retention of the collateral securities may be subject to legal proceedings.

WHEN-ISSUED SECURITIES

New issues of certain debt securities are often offered on a "when-issued" basis. The price of the underlying securities and date when the securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the securities or from the inability of counterparties to meet the terms of the contract. In connection with such purchases, the Funds are required to segregate liquid assets as collateral with the Funds' custodian sufficient to cover the purchase price.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Income Advantage and U.S. Core Growth have been deferred and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. During the year ended July 31, 2004, Global Technology and International Opportunities utilized $91,967 and $162,406, respectively, of capital loss carryforwards from prior years. For the year ended July 31, 2004, the Funds had no capital loss carryforwards for tax purposes.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS

net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

Accordingly, at July 31, 2004, the Funds reclassified the following amounts between paid-in capital, undistributed net investment income/(loss) and accumulated net realized gain/(loss):

                                 ACCUMULATED
                               UNDISTRIBUTED
                                         NET     ACCUMULATED
                   PAID-IN        INVESTMENT    NET REALIZED
                    CAPITAL     INCOME/(LOSS)     GAIN/(LOSS)
-------------------------------------------------------------
European Focus       $2,708          $660,848      $(663,556)
-------------------------------------------------------------
Global Technology     2,708            65,775        (68,483)
-------------------------------------------------------------
International
Opportunities         2,708         1,131,549     (1,134,257)
-------------------------------------------------------------
Income
Advantage           (99,920)          135,320        (35,400)
-------------------------------------------------------------
U.S. Core Growth    (40,572)           40,572             --
-------------------------------------------------------------

These reclassifications relate to the deductibility of certain expenses and the character of realized gains/losses on foreign currency transactions for tax purposes and had no impact on the net asset value of the Funds.

The tax character of distributions paid during the years ended July 31, 2004 and July 31, 2003 were as follows:

                                 ORDINARY          LONG-TERM
JULY 31, 2004                      INCOME      CAPITAL GAINS
-------------------------------------------------------------
European Focus                 $3,569,436            $     --
International Opportunities       573,199             166,652
Income Advantage                  677,754                  --

                                 ORDINARY
JULY 31, 2003                      INCOME
------------------------------------------
European Focus                    $57,042
Global Technology                  67,292
International Opportunities        29,467


As of July 31, 2004, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED   UNDISTRIBUTED      UNREALIZED
                   ORDINARY       LONG-TERM   APPRECIATION/
                     INCOME    CAPITAL GAIN   (DEPRECIATION)
------------------------------------------------------------
European
Focus           $10,915,871      $2,411,195     $17,822,778
------------------------------------------------------------
Global
Technology          112,097          90,614         103,825
------------------------------------------------------------
International
Opportunities     3,314,076         401,422       3,903,135
------------------------------------------------------------
Income
Advantage           158,065              --          23,961
------------------------------------------------------------
U.S. Core Growth     31,498              --         (96,824)
------------------------------------------------------------

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of HHG plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average net assets (or average managed assets with the respect to the Income Advantage Fund):

European Focus                                       1.00%
Global Technology                                    1.20%
International Opportunities                          1.10%
Income Advantage                                     0.85%1
U.S. Core Growth            First $150 million       1.10%
                            Next $350 million        0.90%
                            Over $500 million        0.85%



1 The fee for Henderson Income Advantage Fund is based upon the Funds average managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average managed assets, the Adviser's fee will be higher if the Fund is leveraged.

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS



Pursuant to separate Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average net assets for European Focus, Global Technology, International Opportunities and U.S. Core Growth and to 1.05% of average assets for Income Advantage. HGINA may recover from each Fund reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. These agreements are effective through July 31, 2007 for European Focus, Global Technology, International Opportunities and Income Advantage and April 30, 2007 for U.S. Core Growth. The amount of potentially recoverable expenses for each Fund at July 31, 2004 was:

European Focus                                    $1,364,363
Global Technology                                    791,401
International Opportunities                        1,214,363
Income Advantage                                     246,502
U.S. Core Growth                                      99,770

Henderson Investment Management Limited ("HIML") is the sub-adviser for the European Focus, Global Technology and International Opportunities pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average net assets as set forth below:

European Focus                                         0.90%
Global Technology                                      1.10%
International Opportunities                            1.00%

Gardner Lewis Asset Management L.P. ("Gardner Lewis") is the sub-adviser for the U.S. Core Growth pursuant to a Sub-Advisory Agreement. Gardner Lewis provides investment management services to the U.S. Core Growth (including portfolio management and trade execution). Gardner Lewis receives a fee for its services, paid by HGINA from its management fee, based on the Fund's average net assets as set forth below:

U.S. Core Growth           First $50 million           0.85%
                           Next $100 million           0.65%
                           Over $150 million           0.50%

Trustees who are not interested persons of the Trust or HGINA receive compensation from the Funds. This compensation is reflected as Trustees' fees in the Statement of Operations. Certain officers of the Trust are also officers of HGINA. None of the Trustofficers are compensated by the Trust.

At July 31, 2004, HGINA owned the following number of shares of the following
Funds:

                                   GLOBAL             INCOME
                               TECHNOLOGY          ADVANTAGE
-------------------------------------------------------------
Class A                            20,229                224
Class B                             2,527                105
Class C                             2,527                105

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At July 31, 2004, HII owned the following number of shares in the following Funds:

                                U.S. CORE             INCOME
                                   GROWTH          ADVANTAGE
-------------------------------------------------------------
Class A                            20,000             54,792
Class B                             2,500                 --
Class C                             2,500                 --


NOTE 4. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B and Class C shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, and an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 5. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the year ended July 31, 2004, were as follows:

                                  PURCHASES          SALES
-----------------------------------------------------------
European Focus                 $131,357,982   $ 83,120,442
Global Technology                 7,779,141      6,638,204
International Opportunities     282,991,229    133,876,868
Income Advantage                 57,920,687     39,580,073
U.S. Core Growth                  3,577,444        202,570
-----------------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS

The U.S. federal income tax basis of the Funds' investments excluding foreign currency at July 31, 2004, and the gross unrealized appreciation and depreciation, were as follows:

                                   EUROPEAN         GLOBAL
                                      FOCUS     TECHNOLOGY
-----------------------------------------------------------
Cost                           $110,731,458     $2,906,677
-----------------------------------------------------------
Gross unrealized
appreciation                     21,992,904        308,142
-----------------------------------------------------------
Gross unrealized
depreciation                     (4,164,679)      (204,462)
-----------------------------------------------------------
Net unrealized
appreciation                     17,828,225        103,680
===========================================================

                              INTERNATIONAL         INCOME
                              OPPORTUNITIES      ADVANTAGE
-----------------------------------------------------------
Cost                           $182,964,543    $18,427,970
-----------------------------------------------------------
Gross unrealized
appreciation                      9,322,140        250,845
-----------------------------------------------------------
Gross unrealized
depreciation                     (5,361,025)      (226,884)
-----------------------------------------------------------
Net unrealized
appreciation                      3,961,115         23,961
===========================================================

                                                 U.S. CORE
                                                    GROWTH
-----------------------------------------------------------
Cost                                            $3,362,523
-----------------------------------------------------------
Gross unrealized
appreciation                                        60,820
-----------------------------------------------------------
Gross unrealized
depreciation                                      (157,644)
-----------------------------------------------------------
Net unrealized
depreciation                                       (96,824)
===========================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, amortization of premiums and PFIC transactions.

NOTE 6. SIGNIFICANT CONCENTRATIONS

European Focus, Global Technology and International Opportunities invest a substantial percentage of their assets in securities of foreign issuers. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Income Advantage invests primarily in high yield securities that are below investment grade quality. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds". Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, the Global Technology Fund concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 7. BORROWING ARRANGEMENTS

The Trust has a $10 million credit facility, which was entered into to facilitate portfolio liquidity. No amounts were borrowed under this facility for the year ended July 31, 2004.

NOTE 8. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in redemptions on the Statements of Changes in Net Assets.

HENDERSON GLOBAL FUNDS

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


To Board of Trustees and Shareholders
Henderson Global Funds

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments of Henderson European Focus Fund, Henderson Global Technology Fund, Henderson International Opportunities Fund, Henderson Income Advantage Fund and Henderson U.S. Core Growth (collectively, the "Funds"), comprising the Henderson Global Funds, as of July 31, 2004, and the related statements of operations, changes in net assets and the financial highlights for the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of investments owned as of July 31, 2004, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective funds constituting the Henderson Global Funds at July 31, 2004, and the results of their operations, changes in their net assets and their financial highlights for the periods indicated therein in conformity with U.S. generally accepted accounting principles.

                                                           /s/ Ernst & Young LLP

Chicago, Illinois
September 10, 2004

HENDERSON GLOBAL FUNDS
                                                           UNAUDITED INFORMATION



PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2004 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

Beginning October 31, 2004, a Portfolio of Investments will be filed as of the end of the first and third quarter of each fiscal year on Form N-Q and will be available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments will be made available with out charge, upon request, by calling 866.443.6337.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2004. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2005, shareholders will receive Form 1099-DIV which will include their share of qualified dividends and capital gains distributed during the calendar year 2004. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 854 (b)(2) of the Internal Revenue Code, European Focus and International Opportunities designate $2,068,332 and $573,199, respectively, as qualified dividends for the fiscal year ended July 31, 2004.

SHAREHOLDER EXPENSES

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended July 31, 2004.

Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

Hypothetical Example for Comparison Purposes The second table below provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus, you should not use the hypothetical account values and expenses to estimate the actual ending account balance or your expenses for the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursement by the investment advisor. The annualized expense ratio used in the example is 2.00% for Class A shares and 2.75% for Class B shares for European Focus, Global Technology and International Opportunities and 1.30% for Class A shares and 2.05% for Class B shares for Income Advantage. Please note that the expenses do not reflect shareowner transaction cost such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance Summary of this report on pages 3, 5, 7, 9 and 11. The second table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

HENDERSON GLOBAL FUNDS
                                                           UNAUDITED INFORMATION

TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                   FEBRUARY 1,      JULY 31,         DURING
ACTUAL                    2004          2004    THE PERIOD*
------------------------------------------------------------

European Focus
Class A              $1,000.00     $1,011.10         $10.00
Class B               1,000.00      1,007.30          13.72
Class C               1,000.00      1,007.80          13.73
------------------------------------------------------------

Global Technology
Class A               1,000.00        896.30           9.43
Class B               1,000.00        892.30          12.94
Class C               1,000.00        892.90          12.94
------------------------------------------------------------

International Opportunities
Class A               1,000.00        982.20           9.86
Class B               1,000.00        979.30          13.53
Class C               1,000.00        978.00          13.52
------------------------------------------------------------

Income Advantage
Class A               1,000.00      1,010.40           6.50
Class B               1,000.00      1,007.60          10.23
Class C               1,000.00      1,006.70          10.23
============================================================

TABLE 2

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT       EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN          FEBRUARY 1,      JULY 31,         DURING
BEFORE EXPENSES)          2004          2004    THE PERIOD*
------------------------------------------------------------
European Focus
Class A              $1,000.00     $1,015.05         $10.02
Class B               1,000.00      1,011.33          13.75
Class C               1,000.00      1,011.33          13.75
------------------------------------------------------------

Global Technology
Class A               1,000.00      1,015.05          10.02
Class B               1,000.00      1,011.33          13.75
Class C               1,000.00      1,011.33          13.75
------------------------------------------------------------

International Opportunities
Class A               1,000.00      1,015.05          10.02
Class B               1,000.00      1,011.33          13.75
Class C               1,000.00      1,011.33          13.75
------------------------------------------------------------

Income Advantage
Class A               1,000.00      1,018.54           6.52
Class B               1,000.00      1,014.81          10.27
Class C               1,000.00      1,014.81          10.27
============================================================

* Expenses are equal to the Funds' Class A, Class B and Class C shares annualized net expense ratio multiplied by the average account value over the period multiplied by 366 (to reflect the partial period).

HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF                                                                     OTHER
   NAME, AGE AND           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                                     DIRECTORSHIPS
   ADDRESS1                THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                                      HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   Roland C. Baker, 65     Trustee         Since 2001      President and Chief Executive Officer, First Penn-Pacific   None
                                                           Life Insurance Co. (retired 2001); Director, The Harvard
                                                           Trust (banking; money management); Director, North
                                                           American Company for Life and Health Insurance (a provider of life insurance, health insurance and annuities);
                                                           Director, Ceres Group, Inc. (life and health insurance
                                                           holding company).

   C. Gary Gerst, 65       Trustee         Since 2001      Chairman Emeritus, Jones Lang LaSalle, formerly LaSalle     Chairman and
                                                           Partners Ltd. (real estate investment management and        Trustee,
                                                           consulting firm); Director, Florida Office Property         Harris
                                                           Company Inc. (real estate investment fund); General         Insight Funds
                                                           Partner, Cornelius & Lothian LP (private partnership        Trust (22
                                                           investing in private companies).                            portfolios).

   Faris F. Chesley, 65    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LCC, since 2001;      Trustee,
                                                           Vice Chairman, ABN-AMRO, Inc. (a financial services         Harris
                                                           company), 1998-2001; Director, Modern Educational           Insight Funds
                                                           Systems (a manufacturer of maps and educational             Trust (22
                                                           equipment), 1992-1999.                                      portfolios)

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

   Charles H.              Chairman        Since 2001      Managing Director, Henderson Global Investors (North        None
   Wurtzebach4, 55         and Trustee                     America) Inc. ("HGINA") since 1999; President and Chief
                                                           Executive Officer, Heitman Capital Management, 1996-1998.

   Sean                    Trustee and     Since 2001      Director, North American Retail Distribution, HGINA since   None
   Dranfield4, 38          President                       1999; Executive Director, North American Business
                                                           Development, Henderson Investment Management Limited,
                                                           since 1999; Director, International Business Development,
                                                           Henderson Global Investors, 1995-1999.

   Alanna N. Palmer, 29    Vice President  Since 2002      Associate Director, Product Management, HGINA since 2003    N/A
                                                           and Product Manager 2001-2004, Portfolio Assistant, UBS
                                                           Brinson 1998-2001; Assistant Secretary, The Brinson Funds,
                                                           2000-2001; Associate Director, UBS Brinson, 2000-2001.

   Scott E. Volk, 33       Vice President  Since 2001      Director, Retail Finance and Operations HGINA since 2002    N/A
                                                           and Finance Manager 2001-2002; Vice President, Financial
                                                           Services, BISYS Fund Services, 1999-2001; Mutual Fund
                                                           Treasurer, Stein Roe & Farnham Funds, 1997-1999.

   Karen Buiter, 39        Treasurer       Since 2004      Operations Manager, HGINA since 2004; Assistant             N/A
                                                           Controller, Code Hennessey & Simmons, 2002-2004;
                                                           Controller and Assistant Controller, Wanger Asset
                                                           Management, 1995-2000.
------------------------------------------------------------------------------------------------------------------------------------


48

HENDERSON GLOBAL FUNDS
                                                           TRUSTEES AND OFFICERS

------------------------------------------------------------------------------------------------------------------------------------
                                           TERM OF
                                                                                                                       OTHER
   NAME, AGE AND           POSITION WITH   OFFICE AND      PRINCIPAL OCCUPATION(S)                                     DIRECTORSHIPS
   ADDRESS1                THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                                      HELD
------------------------------------------------------------------------------------------------------------------------------------
   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------
   Ann M. Casey, 38        Assistant       Since 2001      Treasurer, The China Fund Inc., since 2001; Assistant       N/A
   225 Franklin Street     Treasurer                       Treasurer, The Holland Balanced Fund, 2002; Vice
   Boston, MA                                              President, Senior Director of Fund Administration, State
   02110                                                   Street Corporation since 2000; Assistant Vice President,
                                                           Director of Fund Administration, State Street Corporation,
                                                           1999-2000; Assistant Secretary, Assistant Director of Fund
                                                           Administration, State Street Corporation, 1997-1999.

   Brian C. Booker, 38     Secretary       Since 2001      Senior Legal Counsel and Corporate Secretary HGINA, since   N/A
                                                           2001 and Manager, Legal and Compliance, since 2000-2001;
                                                           Attorney, Vedder, Price, Kaufman & Kammholz, 1998-2000;
                                                           Attorney, Waller, Lansden, Dortch & Davis, 1996-1998.

   Christopher K.          Assistant       Since 2004      Legal Counsel, HGINA since 2004; Attorney, Bell, Boyd &     N/A
   Yarbrough, 29           Secretary                       Lloyd LLC, 2000-2004
------------------------------------------------------------------------------------------------------------------------------------

1 Unless otherwise indicated, each person's address is 737 North Michigan Avenue, Suite 1950, Chicago, IL60611. Age is as of July 31, 2004.

2    Currently, all Trustees oversee all five series of the Trust.

3 A trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4 These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America) Inc., or "HGINA", the investment adviser to the Funds.

THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY CALLING 1.866.4HENDERSON (1.866.443.6337).

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50

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                                                                              51

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52

HENDERSON GLOBAL FUNDS



TRUSTEES
Charles H. Wurtzebach, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
C. Gary Gerst

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Ann M. Casey, Assistant Treasurer
Brian C. Booker, Secretary
Christopher K. Yarbrough, Assistant Secretary

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1950
Chicago, IL 60611

TRANSFER AGENT
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
          (1.866.443.6337)
or visit our website:
          www.hendersonglobalinvestors.com



The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. Before investing you should carefully consider the Funds' investment objectives, risks, charges and expenses. This and other information is in the prospectus, a copy of which may be obtained for free by calling 1.866.443.6337 or visiting the Funds' website. Please read the prospectus carefully before investing.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1950
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com


Forum Fund Services, LLC, Distributor (September 2004)

ITEM 2.  CODE OF ETHICS.

(a) Henderson Global Funds (the "Trust" or the "registrant") has adopted a Code of Ethics that applies to the Trust's principal executive officer and principal financial officer (the "Code").

(b)  No disclosures are required by this Item 2(b).

(c) There have been no amendments to the Code during the reporting period for Form N-CSR.

(d) There have been no waivers granted by the Trust to individuals covered by the Code during the reporting period for Form N-CSR.

(e)  Not applicable.

(f)  A copy of the Code may be obtained free of charge by calling 866-343-6337.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) The Board of Trustees of the Trust has determined that it has three audit committee financial experts serving on the Trust's Audit Committee that possess the attributes identified in Item 3(b) to Form N-CSR.

     (2) The names of the audit committee financial experts are:

                           Roland C. Baker
                           Faris F. Chesley
                           C. Gary Gerst

     Each audit committee financial expert has been deemed to be "independent" as that term is defined in Item 3(a)(2) of Form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees - $101,000 and $60,000 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for the audit of the registrant's annual financial statements or services normally provided by the accountant in connection with statutory and regulatory filings or engagements for the those fiscal years.

(b) Audit Related Fees - There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item 4.

There were no fees billed in each of the last two fiscal years for assurance and related services rendered by the principal accountant to the investment adviser that are reasonably related to the performance of the audit of the registrant's financial statements that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(c) Tax Fees - $21,250 and $15,249 are the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice, tax planning and tax return preparation. These services consisted of the principal accountant reviewing the registrant's excise tax returns, distribution requirements and RIC tax returns, as well as consults regarding the tax consequences of specific investments.

There were no fees billed in each of the last two fiscal years for professional services rendered by the principal accountant to the investment adviser for tax compliance, tax advice and tax planning that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(d) All Other Fees - There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the registrant, other than the services reported in paragraph (a) - (c) of this Item 4 and $120 for PFIC analysis during the fiscal year ended July 31, 2003.

There were no fees billed in each of the last two fiscal years for products and services provided by the principal accountant to the investment adviser that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of this Item 4.

(e)  Pre-Approval Policies and Procedures

(1) Pursuant to the registrant's Audit Committee Charter, the Audit Committee shall pre-approve any engagement of the independent auditors to provide any services (other than prohibited non-audit services) to the Trust, the investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Trust (if the engagement relates directly to the operations and financial reporting of the Trust) (collectively, the "Adviser"), including the fees and other compensation to be paid to the independent auditors. Any member of the Audit Committee may grant such pre-approval. Any such delegated pre-approval shall be presented to the Audit Committee by the member who approved the engagement. Pre-approval of non-audit services is not required, if: (a) the aggregate amount of all non-audit services provided to the Trust is less than 5% of the total fees paid by the Trust to its independent auditors during the fiscal year in which the non-audit services are provided; (b) the services were not recognized by management at the time of the engagement as non-audit services; and (c) such services are promptly brought to the attention of the Audit Committee by management and the Audit Committee approves them (which may be by delegation as provided for above) prior to the completion of the audit.

     The independent auditors shall not perform any of the following non-audit services for the Trust ("prohibited non-audit services"): (a) bookkeeping or other services related to the accounting records or financial statements of the Trust; (b) financial information systems design and implementation;
     (c) appraisal or valuation services, fairness opinions, or contribution-in-kind reports; (d) actuarial services; (e) internal audit outsourcing services; (f) management functions or human resources; (g) broker or dealer, investment adviser, or investment banking services; (h) legal services and expert services unrelated to the audit; and (i) any other services that the Public Company Accounting Oversight Board determines are impermissible.

(2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were pre-approved by the Audit Committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of Regulation S-X. There were no fees billed for services provided to the Adviser described in paragraphs (b)-(d) of Item 4 that were required to be pre-approved by the Audit Committee as described in paragraph (e)(1) of Item 4.

(f)  No disclosures are required by this Item 4(f).

(g) $21,250 and $15,369 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the registrant. $220,300 and $188,716 are the approximate aggregate non-audit fees billed in each of the last two fiscal years for services rendered by the principal accountant to the Adviser.

(h) The registrant's Audit Committee has determined that the non-audit services E&Y has rendered to the Adviser were not required to be pre-approved by the Audit

Committee because they did not relate directly to the operations and financial reporting of the registrant were compatible with maintaining E&Y's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTINGPOLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Shareholders wishing to submit the name of a candidate for consideration as a nominee for membership on the registrant's Board of Trustees should submit their recommendations to the Secretary of the Trust.

ITEM 10. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 11. EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    September 28, 2004

By:      /s/ Karen Buiter
         Karen Buiter
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    September 28, 2004